UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2009


Item 1. Report to Stockholders.

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Calvert

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March 31, 2009

Semi-Annual Report

Calvert Large Cap

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President's Letter
1

SRI Update
5

Portfolio Management Discussion
8

Shareholder Expense Example
12

Statement of Net Assets
14

Statement of Operations
19

Statements of Changes in Net Assets
20

Notes to Financial Statements
22

Financial Highlights
28

Explanation of Financial Tables
33

Proxy Voting and Availability of Quarterly Portfolio Holdings
35

Basis for Board's Approval of Investment Advisory Contract
35

Dear Shareholders:

As you are well aware, we are facing one of the most volatile and difficult periods on record for the global financial markets. Over our six-month reporting period ended March 31, the markets were challenged by expanding worldwide recession, rising unemployment, corporate bailouts, and the collapse of several key financial institutions. In response, governments around the world began to implement stimulus measures to inject liquidity into the financial system, support banks, and thaw the credit markets.

Reflecting the struggle of economies worldwide, nearly all segments of the financial markets showed steep declines for the six-month reporting period. Money market funds and Treasuries were exceptions as investors became extremely risk-averse. Major stock indexes hit 12-year lows during this period, with a six-month loss of 30.54% for the Standard & Poor's 500 Index and a decline of 30.84% for international stocks as measured by the MSCI EAFE IMI.1 Despite an upturn in March, U.S. stocks of every style, strategy, and capitalization range fell during this six-month period, with the most notable losses experienced in the small-company and value indexes. The Barclays Capital Aggregate Bond Index managed to post a gain of 4.70%, primarily as a result of its holdings of Treasuries.

Economic data released at the beginning of 2009--from figures on gross domestic product (GDP), housing, and jobs, to consumer confidence, manufacturing, and corporate earnings data--confirmed that the global economic recession was synchronized and deepening. In response, the Federal Reserve signaled its intention to provide additional capital injections and guarantees for banks to help normalize the credit market environment.

Relief for Markets Under Pressure

Although the statistics and market conditions appear grim, we do see cause for some optimism. An unprecedented amount of resources by historical standards is being directed at repairing the struggling financial markets. The U.S. Federal Reserve and Treasury Department are doing all they can to get credit flowing freely through the system again, as are policy makers around the globe. The Treasury's new Public-Private Investment Program, announced in March, is designed to remove toxic assets from bank balance sheets and encourage lending to businesses and consumers, which is essential for market recovery.

With concerted action on the home front, and the type of global cooperation signified at the G20 meeting, we believe our financial system will recover--slowly, and with new financial oversight, transparency, and regulations in place.

Sustainable and Responsible Investing (SRI)

One of the harshest lessons of this crisis is the damage that results from weak corporate governance, inadequate regulatory oversight, and the short-term profit focus of many financial institutions. Notably, because of our corporate governance criteria, Calvert's actively managed SRI equity funds avoided many of the worst-hit companies, such as Lehman Brothers, Citigroup, and Merrill Lynch.

The Obama administration and the new Congress have taken office at a time of extraordinary crisis, but also potential opportunity. We now have the chance to contain the recession, shore up the financial system, invest in a green economic renewal, and address the challenge of climate change--all at the same time.

In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever. In the last six months, we made progress on a number of sustainable and responsible investment initiatives.

We have been active in advocating for stronger corporate governance and financial market regulations, particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency. In January, Calvert sent recommendations to the Obama transition team regarding critical governance reforms. In March, Calvert joined with Social Investment Forum leaders to meet with SEC Commissioners to discuss shareholder rights and the need for greater disclosure on the part of companies. Advocating for these types of reforms is our top priority for 2009.

We promoted the Calvert Women's Principles (CWP) Initiative to help all kinds of organizations and investors learn about and implement the CWP through practical guidance and programs. Initiative partners have already participated in meetings for the San Francisco Gender Equality Principles Initiative and a March event sponsored by the U.N. Global Compact and the U.N. Development Fund for Women (UNIFEM) to advance women in the workplace, which featured the CWP as a baseline for a set of global women's principles.

Our New SRI Strategies

We have expanded our SRI family of funds to provide investors with greater choice as well as greater opportunity to influence corporate behavior. Our Calvert Solution™ and Calvert SAGE™ (Sustainability Achieved through Greater Engagement) Strategies now accompany our original core approach--Calvert Signature™ Strategies. Our Solution funds are geared toward addressing pressing environmental, sustainability, and governance (ESG) challenges through investing in sectors like alternative energy or water renewal. Our SAGE funds invest in and engage with selected companies that are willing to work toward specific ESG improvements.

In October 2008, Calvert Global Water Fund, which is our second Calvert Solution portfolio, began trading. Also, at the end of 2008, we launched Calvert Large Cap Value Fund, the first offering under our Calvert SAGE investment approach.

Looking Ahead

With the current recession well into its 16th month, it is clear that this is no ordinary recession. Although recovery may be protracted and volatile, we are also optimistic that the coordinated, global efforts of governments to shore up the financial system and reinvigorate the economy will prove effective over the long run.

In our view, the extreme pessimism in the markets and low valuations for all kinds of companies, even those with solid balance sheets and prospects, are creating some of the most attractive investment opportunities on record for investors with long-term time horizons. In the short term, however, we are likely to continue to see sharp pull-backs followed by short-lived rallies.

Review Your Financial Goals

The financial markets will probably continue to be volatile for the foreseeable future. In this environment, it's critical to maintain a long-term view of your investments. Investors who sell indiscriminately now may lock in substantial losses and, perhaps, miss the rebound when stocks, bonds, and other assets eventually recover. Now is a good time to meet with your financial advisor to review your strategic asset allocation and current portfolio holdings.

We also encourage you to visit our newly enhanced website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2009

1. Morgan Stanley Capital International Europe Australasia Far East Investable Markets Index (MSCI EAFE IMI).

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update
from the Calvert Sustainability Research Department

The last six months have been a challenging time to be an investor. The financial crisis we've witnessed has shaken the foundations of Wall Street and the broader global economy. Experts widely agree that excessive speculation, lack of effective regulatory oversight of the financial markets, and a number of corporate governance failures were some of the main causes of the meltdown we've experienced.

Though these lessons are painful, there is a silver lining. In an effort to prevent similar situations from happening again, the fundamental assumptions about the appropriate balance between government and markets in general are being carefully reviewed. Calvert is right in the middle of the debate, using our position as a shareholder to press for governance improvements--particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency--and increasingly adding our voice to the policy debate in Washington, D.C. around regulatory reforms.

It is notable that the corporate governance standards for your funds helped us avoid many of the companies that have dominated the news headlines about the turmoil. We are also pleased to see support in the new administration and Congress for a green economic renewal and for tackling the challenge of climate change. In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever.

In the last six months, we made progress on a number of sustainable and responsible investment (SRI) initiatives, which we describe in more detail below.

Calvert's New SRI Strategies

Recognizing that investors want choice in how they meet their financial goals and impact corporate responsibility and sustainability practices, Calvert debuted its new line-up of SRI strategies during the reporting period:

Calvert Signature™ Strategies--Calvert's original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of environmental, sustainability, and governance performance.

Calvert Solution™ Strategies--A thematic approach to solving some of today's most pressing environmental and sustainability challenges. The Solution Strategies currently include alternative energy and water.

Calvert SAGE™ Strategies--An "enhanced engagement" approach emphasizing strategic engagement to advance environmental, sustainability, and governance performance in companies that may not meet certain standards today, but have the potential to improve. The first new product in this category is Calvert Large Cap Value Fund, one of the few SRI funds in this category.

Each of Calvert's three approaches is different, yet equally strong in performance potential and ability to influence corporate responsibility. For more information, please visit our website at www.calvert.com/sri.html.

Shareholder Advocacy

So far in 2009, we have filed or co-filed 31 shareholder resolutions in a variety of areas--and more than one-third have already been withdrawn after receiving a commitment from company management on the issue. In addition to the ones discussed below, about one-quarter were filed to encourage sustainability disclosure and six were in favor of board diversity. The financial crisis has played a role as well--we filed resolutions regarding responsible lending practices at two firms, and two more on loan servicing policy at Goldman Sachs and PNC Financial Group.1

Executive Compensation

Much of the discussion around the role corporations played in the financial crisis has centered on executive compensation--especially with regard to financial firms accepting federal support. In recent years, Calvert has stepped up its involvement in this core governance issue. In early 2009, we filed proposals with American Express and Huntington Bancshares asking the companies to provide shareholders with a "say on pay." Since both companies are participating in the Troubled Asset Relief Program (TARP), they are now required to hold a vote on this issue during next year's proxy season. Both companies also agreed to give public statements of support on the issues that Calvert raised, so we successfully withdrew our resolutions with the companies. Their public statements are important because they put pressure on other companies that have received taxpayer money to acknowledge say on pay as an evolving standard of good governance practice.

Tracking Political Spending

Calvert also signed on to a letter written by the Center for Political Accountability sent to 19 financial companies that received more than $1 billion under TARP. The letter called for these companies to establish board-level oversight and disclosure of corporate political spending. This action builds upon Calvert's direct engagement during the past several years with companies to advocate for such disclosure. This year, Calvert filed a resolution with U.S. Bancorp that resulted in an agreement from the company to provide the requested disclosure. These measures are part of the transparency and accountability necessary to rebuild investor and public trust.

Water Advocacy Issues

Water is quickly emerging as one of the most critical environmental and human rights issues of the 21st century. As such, Calvert launched Calvert Global Water Fund which is the only mutual fund addressing water issues with a specific focus on the use of advocacy as a component of its investment process. Calvert has been actively involved in the efforts to forge a global consensus concerning the human rights responsibilities of business connected to water--joining and participating in the United Nations Global Compact's CEO Water Mandate, among other action groups. On the company side, the focus has been on encouraging firms to improve disclosure and transparency regarding their water impacts through shareholder resolutions, letters to companies held by the fund, and ongoing dialogue.

Special Equities

A modest but important portion of certain portfolios is allocated to venture capital investment in companies that are developing products or services that address important sustainability or environmental issues. During the past six months, the program has focused on supporting earlier investments such as GROSolar.2 Vermont-based GROSolar is one of the four largest solar panel distributors in the U.S. The company is currently enjoying strong demand for its products and services--which should be further bolstered by solar-friendly provisions in the January economic stimulus package. Smart public relations efforts, such as a PBS-TV episode of "This Old House" featuring GROSolar CEO Jeff Wolfe, have certainly helped as well. The program showed how a Massachusetts couple quickly and affordably turned their modest 1970s-era house into a model for green technology.

Community Investments

Several of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate 1% to 3% of Fund assets to investments that provide economic opportunity for struggling populations.3 Importantly, the loans underwritten by this program have remained extremely sound during a period in which other credit products have had negative returns. Shareholders can feel proud about the success of these investments on the basis of both financial return and societal impact.

In early 2009, the Foundation closed two loans to Fair Trade organizations such as PRODECOOP in Nicaragua, which provides its 2,318 member families assistance with sustainable coffee production practices and with marketing their coffee. The cooperative structure of the loans will strengthen the farmers' position during negotiations with coffee buyers--allowing them to earn a year-round income and provide their families with education and health services. We are proud to continue to support community investments, which help direct capital to meeting real human needs.

1. The following holdings represented the following percentages of Fund net assets as of March 31, 2009: Goldman Sachs 0.06% of CSIF Balanced Portfolio, 0.80% of CSIF Enhanced Equity Portfolio, 1.10% of Calvert Social Index Fund and 1.43% of Calvert Large Cap Value Fund. PNC Financial Group represented 0.21% of Calvert Enhanced Equity Portfolio and 0.29% of Calvert Social Index. American Express represented 0.10% of CSIF Enhaned Equity Portfolio, 0.06% of CSIF Balanced Portfolio, and 0.33% of Calvert Social Index Fund. Huntington Bancshares represented 0.01% of Calvert Social Index Fund. U.S. Bancorp represented 0.59% of Calvert Social Index Fund and 0.46% of CSIF Enhanced Equity Portfolio.

2. As of March 31, 2009, GROSolar represented 0.55% of CSIF Equity Portfolio.

3. As of March 31, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 1.94%, Calvert World Values International Equity Fund 1.46%, Calvert New Vision Small Cap Fund 1.65%, and Calvert Large Cap Growth Fund 0.42%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

John Montgomery
of Bridgeway Capital Management

Performance

Calvert Large Cap Growth Fund Class A shares (at NAV) returned -29.74% for the six-month period ending March 31, 2009, slightly outperforming the benchmark Standard & Poor's (S&P) 500 Index, which returned -30.54%. The Fund's sector allocations helped temper its losses relative to the Index.

Investment Climate

A new administration, corporate bailouts, talk of recession, rising unemployment, impending inflation--each would test any market's resolve but together they're enough to make your head spin. There was really nothing stimulating about this investment climate, except, hopefully, the government's new stimulus package. The market exhibited heavy volatility throughout the period and ultimately ended well below where it started. Across the board, stocks of every style declined during the last three months of 2008, with growth stocks feeling the most pain during this period.

Our area of the market--large-cap, growth-oriented stocks--declined 26.48% during the fourth quarter of 2008, but was actually the strongest (up 0.23%) and only positive area of the market for the first quarter of 2009.1 According to Morningstar data, this positive performance led large-cap growth stocks to capture the title of the strongest (although still very negative) area of the market over the last 12 months--down 34.17%. In the short term, this represents a positive and perhaps overdue development, and hopefully is a sign of some much-needed positive momentum for our area of the market. We still have a long way to go with regard to the five-year period, as large-cap growth stocks are the poorest-performing style for that particular period.

Portfolio Statistics
March 31, 2009
Investment Performance
(total return at NAV*)

	6 Months ended 3/31/09	12 Months ended 3/31/09
Class A	-29.74%	-40.42%
Class B	-30.07%	-40.96%
Class C	-30.05%	-40.92%
Class I	-29.54%	-40.07%
Class Y**	-29.59%	-40.33%
S&P 500 Index***	-30.54%	-38.09%
Lipper Large-Cap Growth Funds Avg.	-26.00%	-35.31%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**Calvert Large Cap Growth Fund first offered Class Y shares on October 31, 2008. Performance prior to that date reflects Class A shares at net asset value (NAV). The Actual Class Y performance would have been different.

*** Source: Lipper Analytical Services, Inc.

Portfolio Strategy

What Worked Well

Heavy overweights to the Health Care and Information Technology sectors as well as an underweight to Financials contributed to the Fund losing less ground than the benchmark. Some of the best-performing stocks were from the Consumer Discretionary sector. Information Technology was our largest-weighted sector, representing 31.4% of holdings at the end of March. Across the Fund, our most significant industry weights were in health-care products, computers, and Internet companies. The overall top-performing stock was Amazon.com, up 16.4% for the six-month period.2 Another strong selection was Dolby Laboratories (Electronics), up 9.7%. Popular household name IBM is now our single largest holding, primarily due to its strong performance relative to the broader market.

Other strong performers across a variety of industries included Bristol-Myers Squibb (Pharmaceuticals), DIRECTV Group (Media), and Intuit (Software).

What Didn't Work Well

Poor stock selections in Consumer Staples and Telecommunications Services detracted from our overall performance. Our worst-performing stock was mining equipment manufacturer Bucyrus International, which declined 66.0% and cost the Fund approximately 0.6% of return during the period. Its price fell as commodity prices plummeted and reduced the demand for mining in general. The company has posted some good profits on strong sales, however, and we continue to hold our position because we believe it has strong bounce-back potential.

Portfolio Statistics
March 31, 2009
Economic Sectors	% of Total Investments
Consumer Discretionary	6.4%
Consumer Staples	2.1%
Energy	6.7%
Financial	6.7%
Government	2.0%
Health Care	25.9%
Industrials	6.4%
Information Technology	34.8%
Limited Partnership Interest	0.1%
Materials	4.0%
Telecommunications Services	1.5%
Utilities	3.2%
Venture Capital	0.2%
Total	100%

Ten Largest Stock Holdings	% of Net Assets
International Business Machines Corp.	3.8%
Google, Inc.	3.2%
Amgen, Inc.	3.0%
Johnson & Johnson	2.8%
Biogen Idec, Inc.	2.8%
St. Jude Medical Inc.	2.8%
Stryker Corp.	2.7%
Bristol-Myers Squibb Co.	2.6%
Microsoft Corp.	2.6%
Cisco Systems, Inc.	2.6%
Total	28.9%

Portfolio Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares*
One year	-43.25%
Five year	-6.87%
Ten Year	-2.53%

Class B Shares
One year	-43.91%
Five year	-6.96%
Since inception	-6.53%
(10/31/00)

Class C Shares
One year	-41.51%
Five year	-6.71%
Since inception	-6.45
(10/31/00)

Portfolio Statistics
March 31, 2009
Average Annual Total Returns
Class I Shares*
One year	-40.07%
Five year	-5.42%
Ten Year	-1.57%

Class Y Shares**
One year	-40.33%
Five year	-5.93%
Since Inception	-5.66%
(10/31/00)

* Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for Class A Shares and Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. The Class A performance has been adjusted to reflect the Class A sales charge. Past performance is no guarantee of future results.

** See note regarding Class Y shares on page 8.

Performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

Our top 10 list of worst-performing stocks represented five different sectors and seven different industries--showing that the hardest hit stocks did not have a common theme. In addition to Bucyrus International, this list included NII Holdings (Telecommunications), Smith International (Oil & Gas Services), U.S. Bancorp (Banks), and Intuitive Surgical (Healthcare-Products). Our positions in five of the 10 worst performers were liquidated during the period.

Outlook

While the period was riddled with huge negative and ever-declining swings in the market, we actually saw some nice positive upticks toward the middle and end of March. In fact, the S&P 500 was up 8.76% for March 2009. Therefore, we are hopeful that the broad market--and especially large-cap growth stocks--will continue with this new-found positive momentum. It has certainly been a long-awaited resurgence for large-cap and growth-oriented stocks. As always, our Fund maintains a fully invested strategy (holding very little cash on hand) and is therefore poised for an upturn--whenever it should take place.

April 2009

1. Returns cited are based on Morningstar's proprietary analysis and stock classification system.

2. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2009, the following companies represented the following percentages of Fund net assets: Amazon.com 1.7%, Dolby 1.2%, IBM 3.8%, Bristol-Myers Squibb 2.6%, DIRECTV 0.5%, Intuit 1.4%, Bucyrus International 0.5%, NII Holdings 0%, Smith International 0.8%, U.S. Bancorp 0%, and Intuitive Surgical 0%. All portfolio holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 to March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$703.10	$5.24
Hypothetical	$1,000.00	$1,018.78	$6.21
(5% return per year before expenses)
Class B
Actual	$1,000.00	$699.60	$9.46
Hypothetical	$1,000.00	$1,013.79	$11.21
(5% return per year before expenses)
Class C
Actual	$1,000.00	$699.80	$9.02
Hypothetical	$1,000.00	$1,014.32	$10.68
(5% return per year before expenses)
Class I
Actual	$1,000.00	$705.10	$2.69
Hypothetical	$1,000.00	$1,021.77	$3.19
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, 2.23%, 2.13%, and 0.63%, for Class A, Class B, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365.

	Beginning Account Value 10/31/08**	Ending Account Value 3/31/09	Expenses Paid During Period*** 10/31/08 - 3/31/09
Class Y
Actual	$1,000.00	$704.10	$3.49
Hypothetical	$1,000.00	$1,016.73	$4.13
(5% return per year before expenses)

**Inception date 10/31/08.

*** Expenses are equal to the Fund's annualized expense ratio of 0.98% for Class Y, multiplied by the average account value over the period, multiplied by 152/365.

Statement of Net Assets
March 31, 2009
Equity Securities - 98.2%	Shares	Value
Air Freight & Logistics - 2.1%
C.H. Robinson Worldwide, Inc.	160,700	$7,329,527
Expeditors International of Washington, Inc.	249,400	7,055,526
		14,385,053

Biotechnology - 8.4%
Amgen, Inc.*	418,400	20,719,168
Biogen Idec, Inc.*	364,300	19,096,606
Gilead Sciences, Inc.*	376,000	17,416,320
		57,232,094

Capital Markets - 3.1%
Charles Schwab Corp.	715,000	11,082,500
State Street Corp.	334,300	10,289,754
		21,372,254

Chemicals - 4.0%
Ecolab, Inc.	208,800	7,251,624
Potash Corporation of Saskatchewan, Inc.*	121,500	9,818,415
Praxair, Inc.	154,800	10,416,492
		27,486,531

Commercial Banks - 1.4%
BB&T Corp.	275,800	4,666,536
M&T Bank Corp.	103,800	4,695,912
		9,362,448

Communications Equipment - 5.2%
Cisco Systems, Inc.*	1,053,000	17,658,810
QUALCOMM, Inc.	183,300	7,132,203
Research In Motion Ltd.*	113,700	4,897,059
Telefonaktiebolaget LM Ericsson (ADR)	696,800	5,637,112
		35,325,184

Computers & Peripherals - 9.7%
Apple, Inc. (t)*	121,000	12,719,520
EMC Corp.*	1,027,700	11,715,780
Hewlett-Packard Co.	493,700	15,828,022
International Business Machines Corp.	269,416	26,103,716
		66,367,038

Diversified Telecommunication Services - 1.0%
AT&T, Inc.	262,900	6,625,080

Electrical Equipment - 1.0%
First Solar, Inc.*	51,800	6,873,860

Equity Securities - Cont'd	Shares	Value
Electronic Equipment & Instruments - 4.1%
Amphenol Corp.	277,200	$7,897,428
Dolby Laboratories, Inc.*	242,100	8,258,031
FLIR Systems, Inc.*	286,800	5,873,664
Mettler-Toledo International, Inc.*	119,800	6,149,334
		28,178,457

Energy Equipment & Services - 4.9%
Cameron International Corp.*	374,800	8,219,364
FMC Technologies, Inc.*	229,600	7,202,552
Noble Corp.	509,500	12,273,855
Smith International, Inc.	261,500	5,617,020
		33,312,791

Food Products - 2.1%
Campbell Soup Co.	246,600	6,746,976
General Mills, Inc.	152,700	7,616,676
		14,363,652

Gas Utilities - 2.2%
EQT Corp.	234,100	7,334,353
Questar Corp.	262,100	7,713,603
		15,047,956

Health Care Equipment & Supplies - 5.4%
St. Jude Medical, Inc.*	520,700	18,917,031
Stryker Corp.	538,900	18,344,156
		37,261,187

Health Care Providers & Services - 1.4%
Express Scripts, Inc.*	209,200	9,658,764

Insurance - 0.5%
Aflac, Inc.	162,200	3,140,192

Internet & Catalog Retail - 1.7%
Amazon.com, Inc.*	155,300	11,405,232

Internet Software & Services - 5.2%
eBay, Inc.*	1,125,300	14,133,768
Google, Inc.*	62,200	21,649,332
		35,783,100

IT Services - 2.9%
Infosys Technologies Ltd. (ADR)	333,576	8,883,129
MasterCard, Inc.	65,300	10,936,444
		19,819,573

Machinery - 1.0%
AGCO Corp.*	162,500	3,185,000
Bucyrus International, Inc.	238,000	3,612,840
		6,797,840

Equity Securities - Cont'd	Shares	Value
Media - 1.7%
DIRECTV Group, Inc.*	160,400	$3,655,516
Time Warner Cable, Inc.	76,968	1,908,806
Time Warner, Inc.	306,633	5,918,017
		11,482,339

Multi-Utilities - 1.0%
Consolidated Edison, Inc.	178,600	7,074,346

Oil, Gas & Consumable Fuels - 1.9%
Chesapeake Energy Corp.	351,500	5,996,590
Southwestern Energy Co.*	234,300	6,956,367
		12,952,957

Pharmaceuticals - 10.8%
Allergan, Inc.	207,200	9,895,872
Bristol-Myers Squibb Co.	821,000	17,996,320
Forest Laboratories, Inc.*	575,900	12,646,764
Johnson & Johnson	371,044	19,516,914
Pfizer, Inc.	1,024,200	13,949,604
		74,005,474

Semiconductors & Semiconductor Equipment - 2.3%
Altera Corp.	395,300	6,937,515
Intel Corp.	591,200	8,897,560
		15,835,075

Software - 5.6%
Intuit, Inc.*	356,900	9,636,300
Microsoft Corp.	974,400	17,899,728
Symantec Corp.*	720,400	10,762,776
		38,298,804

Specialty Retail - 2.1%
Home Depot, Inc.	415,500	9,789,180
Lowe's Co.'s, Inc.	257,200	4,693,900
		14,483,080

Textiles, Apparel & Luxury Goods - 1.0%
Nike, Inc., Class B	150,300	7,047,567

Thrifts & Mortgage Finance - 1.4%
Hudson City Bancorp, Inc.	813,900	9,514,491

Trading Companies & Distributors - 2.4%
Fastenal Co.	230,100	7,398,866
W.W. Grainger, Inc.	126,600	8,884,788
		16,283,654

Venture Capital - 0.2%
Napo Pharmaceuticals, Inc. (b)(i)*	279,329	418,993
Orteq Bioengineering Ltd., Series A, Preferred (b)(i)*	74,910	696,143
		1,115,136

Equity Securities - Cont'd	Shares	Value
Wireless Telecommunication Services - 0.5%
American Tower Corp.*	110,900	$3,374,687

Total Equity Securities (Cost $914,768,178)		671,265,896

	Adjusted
Limited Partnership Interest - 0.1%	Basis
China Environment Fund III LP (b)(i)*	$508,637	480,346

Total Limited Partnership Interest (Cost $508,637)		480,346

	Principal
Certificates of Deposit - 0.0%	Amount
One United Bank, 2.50%, 8/24/09 (b)(k)	100,000	99,790
ShoreBank, 2.13%, 2/11/10 (b)(k)	100,000	99,820

Total Certificates Of Deposit (Cost $200,000)		199,610

High Social Impact Investments - 0.4%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09 (b)(i)(r)	3,000,000	2,877,750

Total High Social Impact Investments (Cost $3,000,000)		2,877,750

U.S. Government Agencies
and Instrumentalities - 2.0%
Federal Home Loan Bank Discount Notes, 4/1/09	13,700,000	13,700,000

Total U.S. Government Agencies And Instrumentalities
(Cost $13,700,000)		13,700,000

TOTAL INVESTMENTS (Cost $932,176,815) - 100.7%		688,523,602
Other assets and liabilities, net - (0.7%)		(4,639,619)
Net Assets - 100%		$683,883,983

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 19,636,116 shares outstanding		$591,008,662
Class B: 1,090,218 shares outstanding		26,209,952
Class C: 2,600,447 shares outstanding		75,924,730
Class I: 14,095,201 shares outstanding		472,024,786
Class Y: 10,154 shares outstanding		184,501
Undistributed net investment income		1,992,166
Accumulated net realized gain (loss) on investments
and foreign currency transactions		(239,807,601)
Net unrealized appreciation (depreciation) on investments		(243,653,213)
Net Assets		$683,883,983

Net Asset Value Per Share
Class A (based on net assets of $354,912,453)		$18.07
Class B (based on net assets of $18,227,104)		$16.72
Class C (based on net assets of $43,827,481)		$16.85
Class I (based on net assets of $266,733,299)		$18.92
Class Y (based on net assets of $183,646)		$18.09

* Non income producing security.

Abbreviations:

ADR: American Depositary Receipt

(b) This security was valued by the Board of Directors. See note A.

(i) Restricted securities represent 0.7% of the net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(t) 13,000 shares of Apple, Inc. have been soft segregated in order to cover outstanding commitments to certain limited partnership investments. There are no restrictions on the trading of this security.

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09	7/3/06	$3,000,000
China Environment Fund III LP	1/24/08 - 2/10/09	508,637
Napo Pharmaceuticals, Inc.	2/21/07	406,894
Orteq Bioengineering Ltd., Series A Preferred	7/19/07	998,102

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $153,402)	$7,029,812
Interest income	47,894
Total investment income	7,077,706

Expenses:
Investment advisory fee	978,674
Investment subadvisory fee:
Base fee	1,761,614
Performance adjustment	(1,042,858)
Transfer agency fees and expenses	916,349
Distribution Plan expenses:
Class A	521,600
Class B	101,953
Class C	255,113
Directors' fees and expenses	75,885
Administrative fees	635,833
Accounting fees	49,747
Custodian fees	40,398
Registration fees	42,455
Reports to shareholders	156,679
Professional fees	59,549
Miscellaneous	47,580
Total expenses	4,600,571
Reimbursement from Advisor:
Class A	(268,268)
Class B	(9,692)
Class I	(25,597)
Class Y	(5,465)
Fees paid indirectly	(15,075)
Net expenses	4,276,474

Net Investment Income	2,801,232

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on	(218,551,515)
Change in unrealized appreciation or (depreciation)	(124,794,244)

Net Realized and Unrealized Gain
(Loss) on Investments	(343,345,759)

Increase (Decrease) in Net Assets
Resulting From Operations	($340,544,527)

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	$2,801,232	($2,924,236)
Net realized gain (loss)	(218,551,515)	(13,705,263)
Change in unrealized appreciation
or (depreciation)	(124,794,244)	(447,094,877)

Increase (Decrease) in Net Assets
Resulting From Operations	(340,544,527)	(463,724,376)

Distributions to shareholders from:
Net investment income:
Class I Shares	(809,065)	(517,651)
Class Y Shares	(1)	--
Net realized gain:
Class A Shares	--	(11,172,935)
Class B Shares	--	(581,138)
Class C Shares	--	(1,488,242)
Class I Shares	--	(6,213,435)
Total distributions	(809,066)	(19,973,401)

Capital share transactions:
Shares sold:
Class A Shares	38,519,133	169,930,533
Class B Shares	592,406	4,307,777
Class C Shares	2,544,655	18,397,683
Class I Shares	52,416,546	138,000,724
Class Y Shares	184,500	--
Reinvestment of distributions:
Class A Shares	--	10,211,428
Class B Shares	--	498,791
Class C Shares	--	1,090,788
Class I Shares	763,945	6,402,175
Class Y Shares	1	--
Redemption fees:
Class A Shares	7,773	10,730
Class B Shares	142	155
Class C Shares	405	1,987
Class I Shares	3,273	58
Shares redeemed:
Class A Shares	(132,264,988)	(301,272,831)
Class B Shares	(3,682,251)	(11,010,668)
Class C Shares	(13,610,527)	(32,440,604)
Class I Shares	(79,794,728)	(116,343,309)
Total capital share transactions	(134,319,715)	(112,214,583)

Total Increase (Decrease) in Net Assets	(475,673,308)	(595,912,360)

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Net Assets	2009	2008
Beginning of period	$1,159,557,291	$1,755,469,651
End of period (including undistributed net investment income of $1,992,166 and $0, respectively)	$683,883,983	$1,159,557,291

Capital Share Activity
Shares sold:
Class A Shares	2,030,930	5,253,776
Class B Shares	33,858	141,055
Class C Shares	142,307	596,102
Class I Shares	2,632,667	4,096,533
Class Y Shares	10,154
Reinvestment of distributions:
Class A Shares	--	282,161
Class B Shares	--	14,722
Class C Shares	--	31,988
Class I Shares	39,562	169,806
Shares redeemed:
Class A Shares	(7,004,200)	(9,544,066)
Class B Shares	(209,070)	(374,966)
Class C Shares	(775,063)	(1,114,403)
Class I Shares	(4,117,006)	(3,541,694)
Total capital share activity	(7,215,861)	(3,988,986)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Large Cap Growth Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers five classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long the shares have been owned by the investor. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective October 31, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2009, securities valued at $4,672,842 or 0.7% of net assets were fair valued in good faith under the direction of the Board of Directors.

Effective October 1, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2009:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$670,150,760
Level 2 - Other Significant Observable Inputs	13,700,000
Level 3 - Significant Unobservable Inputs	4,672,842*
Total	$688,523,602

* Level 3 securities represent 0.7% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates: .25% on the first $1 billion, and .225% on assets in excess of $1 billion. Under the terms of the agreement, $138,861 was payable at period end. In addition, $171,520 was payable at period end for operating expenses paid by the Advisor during March 2009.

Bridgeway Capital Management, Inc., ("BCM") is the Fund's Subadvisor. BCM receives a subadvisory fee, paid by the Fund. For its services, BCM receives an annual fee, payable monthly based on the following annual rates: .45% on the first $1 billion, and .425% on assets in excess of $1 billion. BCM may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund's Class I shares exceeds or trails the Standard & Poor's 500 Index, the Fund's benchmark. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month of the rolling one-year period. For purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period. Under the terms of the agreement, $249,949 was payable at period end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C , .90% for Class I and 1.25% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, C, and Y, and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $89,568 was payable at period end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $123,060 was payable at period end.

The Distributor received $32,508 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2009.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $137,221 for the six months ended March 31, 2009. Under the terms of the agreement, $22,174 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $221,370,571 and $356,111,626, respectively.

The cost of investments owned at March 31, 2009 for federal income tax purposes was $932,148,889. Net unrealized depreciation aggregated $243,625,287, of which $28,940,401 related to appreciated securities and $272,565,688 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with certain Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2009. For the six months ended March 31, 2009, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$1,859,879	1.03%	$11,553,200	December 2008

Note E -- Other

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund's investment in these securities. The aggregate amount of the future capital commitments totals $491,363 at March 31, 2009.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$25.72	$35.86	$30.61
Income from investment operations
Net investment income (loss)	.06	(.11)	(.01)
Net realized and unrealized gain (loss)	(7.71)	(9.63)	5.26
Total from investment operations	(7.65)	(9.74)	5.25
Distributions from
Net investment income	--	--	--
Net realized gain	--	(.40)	--
Total distributions	--	(.40)	--
Total increase (decrease) in net asset value	(7.65)	(10.14)	5.25
Net asset value, ending	$18.07	$25.72	$35.86

Total return*	(29.74%)	(27.49%)	17.15%
Ratios to average net assets:A
Net investment income (loss)	.57% (a)	(.31%)	(.04%)
Total expenses	1.37% (a)	1.50%	1.28%
Expenses before offsets	1.24% (a)	1.50%	1.28%
Net expenses	1.23% (a)	1.49%	1.27%
Portfolio turnover	27%	81%	49%
Net assets, ending (in thousands)	$354,912	$632,988	$1,026,289

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2006	2005	2004
Net asset value, beginning	$29.32	$24.37	$21.09
Income from investment operations
Net investment income (loss)	(.10)	(.12)	(.10)
Net realized and unrealized gain (loss)	1.39	5.07	3.38
Total from investment operations	1.29	4.95	3.28
Total increase (decrease) in net asset value	1.29	4.95	3.28
Net asset value, ending	$30.61	$29.32	$24.37

Total return*	4.40%	20.31%	15.55%
Ratios to average net assets:A
Net investment income (loss)	(.43%)	(.72%)	(.87%)
Total expenses	1.52%	1.56%	1.85%
Expenses before offsets	1.52%	1.56%	1.62%
Net expenses	1.51%	1.55%	1.61%
Portfolio turnover	34%	61%	56%
Net assets, ending (in thousands)	$842,433	$373,113	$97,781

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2009	2008	2007
Net asset value, beginning	$23.91	$33.65	$28.95
Income from investment operations
Net investment income (loss)	(.04)	(.42)	(.27)
Net realized and unrealized gain (loss)	(7.15)	(8.92)	4.97
Total from investment operations	(7.19)	(9.34)	4.70
Distributions from
Net investment income	--	--	--
Net realized gain	--	(.40)	--
Total distributions	--	(.40)	--
Total increase (decrease) in net asset value	(7.19)	(9.74)	4.70
Net asset value, ending	$16.72	$23.91	$33.65

Total return*	(30.07%)	(28.12%)	16.23%
Ratios to average net assets:A
Net investment income (loss)	(.42%) (a)	(1.15%)	(.86%)
Total expenses	2.33% (a)	2.33%	2.10%
Expenses before offsets	2.24% (a)	2.33%	2.10%
Net expenses	2.23% (a)	2.33%	2.09%
Portfolio turnover	27%	81%	49%
Net assets, ending (in thousands)	$18,227	$30,257	$49,951

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2006	2005	2004
Net asset value, beginning	$27.97	$23.47	$20.50
Income from investment operations
Net investment income (loss)	(.32)	(.32)	(.29)
Net realized and unrealized gain (loss)	1.30	4.82	3.26
Total from investment operations	.98	4.50	2.97
Total increase (decrease) in net asset value	.98	4.50	2.97
Net asset value, ending	$28.95	$27.97	$23.47

Total return*	3.50%	19.17%	14.49%
Ratios to average net assets:A
Net investment income (loss)	(1.28%)	(1.62%)	(1.89%)
Total expenses	2.36%	2.47%	2.76%
Expenses before offsets	2.36%	2.47%	2.62%
Net expenses	2.36%	2.46%	2.61%
Portfolio turnover	34%	61%	56%
Net assets, ending (in thousands)	$43,415	$29,861	$12,614

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$24.09	$33.86	$29.11
Income from investment operations
Net investment income (loss)	(.03)	(.38)	(.22)
Net realized and unrealized gain (loss)	(7.21)	(8.99)	4.97
Total from investment operations	(7.24)	(9.37)	4.75
Distributions from
Net investment income	--	--	--
Net realized gain	--	(.40)	--
Total distributions	--	(.40)	--
Total increase (decrease) in net asset value	(7.24)	(9.77)	4.75
Net asset value, ending	$16.85	$24.09	$33.86

Total return*	(30.05%)	(28.03%)	16.32%
Ratios to average net assets:A
Net investment income (loss)	(.31%) (a)	(1.03%)	(.75%)
Total expenses	2.13% (a)	2.22%	1.99%
Expenses before offsets	2.13% (a)	2.22%	1.99%
Net expenses	2.13% (a)	2.21%	1.99%
Portfolio turnover	27%	81%	49%
Net assets, ending (in thousands)	$43,827	$77,897	$125,951

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2006	2005	2004
Net asset value, beginning	$28.10	$23.55	$20.59
Income from investment operations
Net investment income (loss)	(.26)	(.25)	(.24)
Net realized and unrealized gain (loss)	1.27	4.80	3.20
Total from investment operations	1.01	4.55	2.96
Total increase (decrease) in net asset value	1.01	4.55	2.96
Net asset value, ending	$29.11	$28.10	$23.55

Total return*	3.59%	19.32%	14.38%
Ratios to average net assets:A
Net investment income (loss)	(1.19%)	(1.54%)	(1.88%)
Total expenses	2.28%	2.39%	2.74%
Expenses before offsets	2.28%	2.39%	2.62%
Net expenses	2.27%	2.38%	2.61%
Portfolio turnover	34%	61%	56%
Net assets, ending (in thousands)	$91,505	$41,036	$11,288

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2009	2008	2007

Net asset value, beginning	$26.93	$37.35	$31.69
Income from investment operations
Net investment income (loss)	.12	.08	.14
Net realized and unrealized gain (loss)	(8.07)	(10.07)	5.52
Total from investment operations	(7.95)	(9.99)	5.66
Distributions from
Net investment income	(.06)	(.03)	--
Net realized gain	--	(.40)	--
Total distributions	(.06)	(.43)	--
Total increase (decrease) in net asset value	(8.01)	(10.42)	5.66
Net asset value, ending	$18.92	$26.93	$37.35

Total return*	(29.54%)	(27.08%)	17.86%
Ratios to average net assets:A
Net investment income (loss)	1.18% (a)	.27%	.55%
Total expenses	.65% (a)	.92%	.71%
Expenses before offsets	.64% (a)	.92%	.71%
Net expenses	.63% (a)	.91%	.70%
Portfolio turnover	27%	81%	49%
Net assets, ending (in thousands)	$266,733	$418,415	$553,280

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2006	2005	2004
Net asset value, beginning	$30.20	$24.95	$21.46
Income from investment operations
Net investment income (loss)	.03	(.03)	(.06)
Net realized and unrealized gain (loss)	1.46	5.28	3.55
Total from investment operations	1.49	5.25	3.49
Total increase (decrease) in net asset value	1.49	5.25	3.49
Net asset value, ending	$31.69	$30.20	$24.95

Total return*	4.93%	21.04%	16.26%
Ratios to average net assets:A
Net investment income (loss)	.12%	(.15%)	(.30%)
Total expenses	.97%	.99%	1.72%
Expenses before offsets	.97%	.98%	1.02%
Net expenses	.96%	.97%	1.01%
Portfolio turnover	34%	61%	56%
Net assets, ending (in thousands)	$239,542	$109,291	$6,280

See notes to financial highlights.

Financial Highlights
Period Ended
March 31,
Class Y Shares	2009#
Net asset value, beginning	$21.03
Income from investment operations
Net investment income (loss)	.03
Net realized and unrealized gain (loss)	(2.95)
Total from investment operations	(2.92)
Distributions from
Net investment income	(.02)
Net realized gain	--
Total distributions	(.02)
Total increase (decrease) in net asset value	(2.94)
Net asset value, ending	$18.09

Total return*	(13.90%)
Ratios to average net assets:A
Net investment income (loss)	.46% (a)
Total expenses	33.60% (a)
Expenses before offsets	.99% (a)
Net expenses	.98% (a)
Portfolio turnover	7%
Net assets, ending (in thousands)	$184

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*   Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

#   From October 31, 2008, inception.

(a)   Annualized.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, subadvisory fee paid to the subadvisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory and Investment Subadvisory Contracts

At a meeting held on December 2, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor with respect to the Fund and the Investment Subadvisory Agreement among the Fund, the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Fund's Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund's performance was below the median of its peer group for the one- and three-year periods ended June 30, 2008 and was above the median of its peer group for the five-year period ended June 30, 2008. The data also indicated that for the one- and three-year periods ended June 30, 2008, the Fund underperformed its Lipper index, and the Fund outperformed its Lipper index for the five-year period ended June 30, 2008. The Board took into account management's discussion of the Fund's recent performance and the factors that contributed to such underperformance. The Board also noted the Advisor's continued monitoring of the Fund's performance. Based upon its review of various factors, the Board concluded that appropriate action is being taken with respect to the Fund's performance.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (including both the advisory fee paid to the Advisor and the subadvisory fee paid to the Subadvisor) was below the median of its peer group and total expenses were above the median of its peer group. The Board noted the performance adjustment portion of the subadvisory fee. The Board also noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board took into account that the Fund's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund's assets increased. The Board noted that the Fund was currently realizing economies of scale in its advisory fee. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-, three-, and five-year periods ended June 30, 2008 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk- adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor, the Board relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. As noted above, the Board also considered that the data indicated that the Fund's advisory fee (including both the advisory fee paid to the Advisor and the subadvisory fee paid to the Subadvisor) was below the median of its peer group. The Board also noted the performance adjustment portion of the subadvisory fee. Based upon its review, the Board determined that the Fund's advisory fee (including the subadvisory fee) was reasonable. In considering the profitability to the Subadvisor of its relationship with the Fund, the Board relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. For this reason, cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund was not a material factor in the Board's deliberations. For each of the reasons above, the Board also did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration, although the Board noted that a breakpoint is included in the subadvisory fee schedule.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintained appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategy consistently over time; (e) the appropriate action is being taken with respect to the Fund's performance; and (f) the Fund's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert Large Cap Growth Fund

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Calvert Group
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Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

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Calvert

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March 31, 2009

Semi-Annual Report

Calvert Impact Fund, Inc.

               Small Cap Value Fund
               Mid Cap Value Fund

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President's Letter
1

SRI Update
5

Portfolio Management Discussion
8

Shareholder Expense Example
16

Statements of Net Assets
19

Statements of Operations
25

Statements of Changes in Net Assets
26

Notes to Financial Statements
30

Financial Highlights
35

Explanation of Financial Tables
42

Proxy Voting and Availability of Quarterly Portfolio Holdings
44

Basis for Board's Approval of Investment Advisory Contracts
44

Dear Shareholders:

As you are well aware, we are facing one of the most volatile and difficult periods on record for the global financial markets. Over our six-month reporting period ended March 31, the markets were challenged by expanding worldwide recession, rising unemployment, corporate bailouts, and the collapse of several key financial institutions. In response, governments around the world began to implement stimulus measures to inject liquidity into the financial system, support banks, and thaw the credit markets.

Reflecting the struggle of economies worldwide, nearly all segments of the financial markets showed steep declines for the six-month reporting period. Money market funds and Treasuries were exceptions as investors became extremely risk-averse. Major stock indexes hit 12-year lows during this period, with a six-month loss of 30.54% for the Standard & Poor's 500 Index and a decline of 30.84% for international stocks as measured by the MSCI EAFE IMI.1 Despite an upturn in March, U.S. stocks of every style, strategy, and capitalization range fell during this six-month period, with the most notable losses experienced in the small-company and value indexes. The Barclays Capital Aggregate Bond Index managed to post a gain of 4.70%, primarily as a result of its holdings of Treasuries.

Economic data released at the beginning of 2009--from figures on gross domestic product (GDP), housing, and jobs, to consumer confidence, manufacturing, and corporate earnings data--confirmed that the global economic recession was synchronized and deepening. In response, the Federal Reserve signaled its intention to provide additional capital injections and guarantees for banks to help normalize the credit market environment.

Relief for Markets Under Pressure

Although the statistics and market conditions appear grim, we do see cause for some optimism. An unprecedented amount of resources by historical standards is being directed at repairing the struggling financial markets. The U.S. Federal Reserve and Treasury Department are doing all they can to get credit flowing freely through the system again, as are policy makers around the globe. The Treasury's new Public-Private Investment Program, announced in March, is designed to remove toxic assets from bank balance sheets and encourage lending to businesses and consumers, which is essential for market recovery.

With concerted action on the home front, and the type of global cooperation signified at the G20 meeting, we believe our financial system will recover--slowly, and with new financial oversight, transparency, and regulations in place.

Sustainable and Responsible Investing (SRI)

One of the harshest lessons of this crisis is the damage that results from weak corporate governance, inadequate regulatory oversight, and the short-term profit focus of many financial institutions. Notably, because of our corporate governance criteria, Calvert's actively managed SRI equity funds avoided many of the worst-hit companies, such as Lehman Brothers, Citigroup, and Merrill Lynch.

The Obama administration and the new Congress have taken office at a time of extraordinary crisis, but also potential opportunity. We now have the chance to contain the recession, shore up the financial system, invest in a green economic renewal, and address the challenge of climate change--all at the same time.

In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever. In the last six months, we made progress on a number of sustainable and responsible investment initiatives.

We have been active in advocating for stronger corporate governance and financial market regulations, particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency. In January, Calvert sent recommendations to the Obama transition team regarding critical governance reforms. In March, Calvert joined with Social Investment Forum leaders to meet with SEC Commissioners to discuss shareholder rights and the need for greater disclosure on the part of companies. Advocating for these types of reforms is our top priority for 2009.

We promoted the Calvert Women's Principles (CWP) Initiative to help all kinds of organizations and investors learn about and implement the CWP through practical guidance and programs. Initiative partners have already participated in meetings for the San Francisco Gender Equality Principles Initiative and a March event sponsored by the U.N. Global Compact and the U.N. Development Fund for Women (UNIFEM) to advance women in the workplace, which featured the CWP as a baseline for a set of global women's principles.

Our New SRI Strategies

We have expanded our SRI family of funds to provide investors with greater choice as well as greater opportunity to influence corporate behavior. Our Calvert Solution™ and Calvert SAGE™ (Sustainability Achieved through Greater Engagement) Strategies now accompany our original core approach--Calvert Signature™ Strategies. Our Solution funds are geared toward addressing pressing environmental, sustainability, and governance (ESG) challenges through investing in sectors like alternative energy or water renewal. Our SAGE funds invest in and engage with selected companies that are willing to work toward specific ESG improvements.

In October 2008, Calvert Global Water Fund, which is our second Calvert Solution portfolio, began trading. Also, at the end of 2008, we launched Calvert Large Cap Value Fund, the first offering under our Calvert SAGE investment approach.

Looking Ahead

With the current recession well into its 16th month, it is clear that this is no ordinary recession. Although recovery may be protracted and volatile, we are also optimistic that the coordinated, global efforts of governments to shore up the financial system and reinvigorate the economy will prove effective over the long run.

In our view, the extreme pessimism in the markets and low valuations for all kinds of companies, even those with solid balance sheets and prospects, are creating some of the most attractive investment opportunities on record for investors with long-term time horizons. In the short term, however, we are likely to continue to see sharp pull-backs followed by short-lived rallies.

Review Your Financial Goals

The financial markets will probably continue to be volatile for the foreseeable future. In this environment, it's critical to maintain a long-term view of your investments. Investors who sell indiscriminately now may lock in substantial losses and, perhaps, miss the rebound when stocks, bonds, and other assets eventually recover. Now is a good time to meet with your financial advisor to review your strategic asset allocation and current portfolio holdings.

We also encourage you to visit our newly enhanced website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2009

1. Morgan Stanley Capital International Europe Australasia Far East Investable Markets Index (MSCI EAFE IMI).

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update
from the Calvert Sustainability Research Department

The last six months have been a challenging time to be an investor. The financial crisis we've witnessed has shaken the foundations of Wall Street and the broader global economy. Experts widely agree that excessive speculation, lack of effective regulatory oversight of the financial markets, and a number of corporate governance failures were some of the main causes of the meltdown we've experienced.

Though these lessons are painful, there is a silver lining. In an effort to prevent similar situations from happening again, the fundamental assumptions about the appropriate balance between government and markets in general are being carefully reviewed. Calvert is right in the middle of the debate, using our position as a shareholder to press for governance improvements--particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency--and increasingly adding our voice to the policy debate in Washington, D.C. around regulatory reforms.

It is notable that the corporate governance standards for your funds helped us avoid many of the companies that have dominated the news headlines about the turmoil. We are also pleased to see support in the new administration and Congress for a green economic renewal and for tackling the challenge of climate change. In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever.

In the last six months, we made progress on a number of sustainable and responsible investment (SRI) initiatives, which we describe in more detail below.

Calvert's New SRI Strategies

Recognizing that investors want choice in how they meet their financial goals and impact corporate responsibility and sustainability practices, Calvert debuted its new line-up of SRI strategies during the reporting period:

Calvert Signature™ Strategies--Calvert's original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of environmental, sustainability, and governance performance.

Calvert Solution™ Strategies--A thematic approach to solving some of today's most pressing environmental and sustainability challenges. The Solution Strategies currently include alternative energy and water.

Calvert SAGE™ Strategies--An "enhanced engagement" approach emphasizing strategic engagement to advance environmental, sustainability, and governance performance in companies that may not meet certain standards today, but have the potential to improve. The first new product in this category is Calvert Large Cap Value Fund, one of the few SRI funds in this category.

Each of Calvert's three approaches is different, yet equally strong in performance potential and ability to influence corporate responsibility. For more information, please visit our website at www.calvert.com/sri.html.

Shareholder Advocacy

So far in 2009, we have filed or co-filed 31 shareholder resolutions in a variety of areas--and more than one-third have already been withdrawn after receiving a commitment from company management on the issue. In addition to the ones discussed below, about one-quarter were filed to encourage sustainability disclosure and six were in favor of board diversity. The financial crisis has played a role as well--we filed resolutions regarding responsible lending practices at two firms, and two more on loan servicing policy at Goldman Sachs and PNC Financial Group.1

Executive Compensation

Much of the discussion around the role corporations played in the financial crisis has centered on executive compensation--especially with regard to financial firms accepting federal support. In recent years, Calvert has stepped up its involvement in this core governance issue. In early 2009, we filed proposals with American Express and Huntington Bancshares asking the companies to provide shareholders with a "say on pay." Since both companies are participating in the Troubled Asset Relief Program (TARP), they are now required to hold a vote on this issue during next year's proxy season. Both companies also agreed to give public statements of support on the issues that Calvert raised, so we successfully withdrew our resolutions with the companies. Their public statements are important because they put pressure on other companies that have received taxpayer money to acknowledge say on pay as an evolving standard of good governance practice.

Tracking Political Spending

Calvert also signed on to a letter written by the Center for Political Accountability sent to 19 financial companies that received more than $1 billion under TARP. The letter called for these companies to establish board-level oversight and disclosure of corporate political spending. This action builds upon Calvert's direct engagement during the past several years with companies to advocate for such disclosure. This year, Calvert filed a resolution with U.S. Bancorp that resulted in an agreement from the company to provide the requested disclosure. These measures are part of the transparency and accountability necessary to rebuild investor and public trust.

Water Advocacy Issues

Water is quickly emerging as one of the most critical environmental and human rights issues of the 21st century. As such, Calvert launched Calvert Global Water Fund which is the only mutual fund addressing water issues with a specific focus on the use of advocacy as a component of its investment process. Calvert has been actively involved in the efforts to forge a global consensus concerning the human rights responsibilities of business connected to water--joining and participating in the United Nations Global Compact's CEO Water Mandate, among other action groups. On the company side, the focus has been on encouraging firms to improve disclosure and transparency regarding their water impacts through shareholder resolutions, letters to companies held by the fund, and ongoing dialogue.

Special Equities

A modest but important portion of certain portfolios is allocated to venture capital investment in companies that are developing products or services that address important sustainability or environmental issues. During the past six months, the program has focused on supporting earlier investments such as GROSolar.2 Vermont-based GROSolar is one of the four largest solar panel distributors in the U.S. The company is currently enjoying strong demand for its products and services--which should be further bolstered by solar-friendly provisions in the January economic stimulus package. Smart public relations efforts, such as a PBS-TV episode of "This Old House" featuring GROSolar CEO Jeff Wolfe, have certainly helped as well. The program showed how a Massachusetts couple quickly and affordably turned their modest 1970s-era house into a model for green technology.

Community Investments

Several of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate 1% to 3% of Fund assets to investments that provide economic opportunity for struggling populations.3 Importantly, the loans underwritten by this program have remained extremely sound during a period in which other credit products have had negative returns. Shareholders can feel proud about the success of these investments on the basis of both financial return and societal impact.

In early 2009, the Foundation closed two loans to Fair Trade organizations such as PRODECOOP in Nicaragua, which provides its 2,318 member families assistance with sustainable coffee production practices and with marketing their coffee. The cooperative structure of the loans will strengthen the farmers' position during negotiations with coffee buyers--allowing them to earn a year-round income and provide their families with education and health services. We are proud to continue to support community investments, which help direct capital to meeting real human needs.

1. The following holdings represented the following percentages of Fund net assets as of March 31, 2009: Goldman Sachs 0.06% of CSIF Balanced Portfolio, 0.80% of CSIF Enhanced Equity Portfolio, 1.10% of Calvert Social Index Fund and 1.43% of Calvert Large Cap Value Fund. PNC Financial Group represented 0.21% of Calvert Enhanced Equity Portfolio and 0.29% of Calvert Social Index. American Express represented 0.10% of CSIF Enhaned Equity Portfolio, 0.06% of CSIF Balanced Portfolio, and 0.33% of Calvert Social Index Fund. Huntington Bancshares represented 0.01% of Calvert Social Index Fund. U.S. Bancorp represented 0.59% of Calvert Social Index Fund and 0.46% of CSIF Enhanced Equity Portfolio.

2. As of March 31, 2009, GROSolar represented 0.55% of CSIF Equity Portfolio.

3. As of March 31, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 1.94%, Calvert World Values International Equity Fund 1.46%, Calvert New Vision Small Cap Fund 1.65%, and Calvert Large Cap Growth Fund 0.42%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Wendell Mackey
of Channing Capital Management, LLC

Performance

Calvert Small Cap Value Fund returned -32.09% for the semi-annual period ended March 31, 2009, versus the Russell 2000® Value Index's total return of -39.64%. This relative outperformance can largely be attributed to holding stronger-performing stocks in the Financials, Materials, and Industrials sectors.

Investment Climate

The fourth quarter of 2008 was historic in both severity and volatility, marking one year of an official U.S. recession and global stock market decline. These conditions continued into the first quarter of 2009. Overall, the financial crisis has created unprecedented failures of major financial institutions and levels of federal government involvement not seen since the1930s.

In the U.S., this translated into weaker gross domestic product (GDP) growth, a higher unemployment rate, and slower consumer and industrial activity. However, many firms have been behaving cautiously over the past year, so many businesses outside of the financial services industry are not likely to experience as much debt stress as many

Small Cap Value
Fund Statistics
March 31, 2009

Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/09	12 Months Ended 3/31/09
Class A	-32.09%	-35.68%
Class C	-32.36%	-36.29%
Class I	-31.74%	-35.12%
Russell 2000 Value Index**	-39.64%	-38.89%
Lipper Small Cap Core Funds Average	-35.26%	-38.35%

Economic Sectors	% of Total Investments
Consumer Discretionary	9.6%
Consumer Staples	9.1%
Energy	2.3%
Exchange Traded Funds	2.1%
Financials	25.0%
Health Care	2.8%
Industrials	22.3%
Information Technology	14.4%
Materials	7.3%
Utilities	5.1%
Total	100%

Ten Largest Stock Holdings	% of Net Assets
Brink's Co.	3.9%
Metavante Technologies, Inc.	3.6%
Airgas, Inc.	3.5%
Compass Minerals International, Inc.	3.5%
IDEX Corp.	3.5%
Waddell & Reed Financial, Inc.	3.5%
Administaff, Inc.	3.5%
Hewitt Associates, Inc.	3.5%
Stifel Financial Corp.	3.4%
Markel Corp.	3.4%
Total	35.3%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Small Cap Value Fund Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-38.73%
Since Inception	-8.42%
(10/1/04)

Class C Shares
One year	-36.93%
Since Inception	-10.21%
(4/1/05)

Small Cap Value Fund Statistics
March 31, 2009
Average Annual Total Returns
Class I Shares at NAV
One Year	-35.12%
Since Inception	-7.23%
(4/29/05)

Past performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

___________________________________________________

households are facing. Still, job cuts have intensified in the past few months and trimming of corporate payrolls is expected to last through mid-2009--and at a pace faster than during any downturn since the mid-1970's.

Given such poor overall market returns for the fourth quarter, it's easy to overlook that these results reflect a recovering market that started November 20 and continued through year-end. Companies that tend to do well coming out of a recession were the biggest beneficiaries during this period. Furthermore, the severe market meltdown created many stocks with enticing valuations for long-term investors.

Stock prices dropped for most of the first quarter of 2009 before climbing again during the last three weeks of March, which resulted in one of the biggest monthly gains for the broader market indexes in many years. A rally in Financials drove most of the rebound, as the government clarified its plan for solving the financial crisis and steadied investors' fears. Not surprisingly, defensive sectors lagged as confidence returned to the markets.

Portfolio Strategy

In the challenging fourth-quarter environment, only 44% of small-cap value fund managers were able to beat the Russell 2000 Value Index, according to data from Merrill Lynch. On a relative basis, the Fund held up better than its peers thanks to the performance of the higher-quality companies we held.

Fund holdings in the Financials, Materials, and Industrial sectors were key contributors to performance for the reporting period. Metavante Technologies, a leading provider of integrated payment services to banks, has enjoyed strong earnings growth despite the poor environment for banks. Metavante recently agreed to be acquired by Fidelity National Information Services.

Brink's planned spin-off of its residential alarm unit, which occurred in October 2008, boosted the stock price of Brink's during the period. The Fund now holds both Brink's and Brink's Home Security, and we believe both businesses are well-positioned for the future. Compass Minerals continued to expand its salt and specialty fertilizers capacity to facilitate future growth for its highly profitable, recession-resistant business. Although we have taken profits over time and reduced our Compass Minerals position size, we maintain a favorable outlook for this company.

This performance was offset by weaker-performing stocks in the Energy sector. Overall weakness in commodity prices caused Ion Geophysical to fall. Given that the credit freeze will continue to diminish industry capacity to purchase its oil exploration tools and services, we decided to exit our position in this holding and focus on better risk/reward opportunities.

In other sectors, circuit-protection manufacturer Littelfuse declined as decreased demand forced major electronics manufacturers such as Corning and Nokia to lower their earnings estimates. Littelfuse's focus on the automotive sector further weakens its near-term prospects. Although we respect the company's long-term position in its core markets, we decided to exit our position in this holding.

Specialty wire and cable-connector distributor Anixter International sank as slowing non-residential construction increased concerns for the large-project portion of its networking cable/connectivity business. Despite a challenging environment, we believe Anixter's solid cash flow and unique industry-leading position should position the company well during an eventual recovery. Affiliated Managers Group, a leading niche provider of investment management services, has declined largely due to market depreciation and net asset outflows resulting from continued weakness in global equity markets. However, we remain favorable on this holding and view current valuation levels as attractive for our holding period.

Outlook

The financial crisis is far from over, but there are a few hopeful developments worth noting. We are inclined to agree with Warren Buffett, who said in his annual letter to shareholders that the economy would be "in shambles in 2009" but that "does not tell us whether the stock market will rise or fall." The dramatic improvement in the U.S. stock market in March 2009 is another positive indicator--historically, equity markets often lead trends in the real economy. However, we expect that the many and varied programs put forth by the Obama administration to help jumpstart the recovery will take some time to bear fruit.

We are closely reviewing the equity markets for suitable opportunities and evaluating the Fund's holdings for exposure to risk. There are several areas that tend to benefit early in the recovery cycle that we think merit closer, yet cautious, scrutiny. We anticipate that Consumer Discretionary, Materials, Industrials, and Financials will eventually perform better, and we saw signs of this in March. At the same time, we are becoming more intrigued and taking a longer-term view as stock valuations in some areas remain attractive despite the recovery in March.

We believe a focus on high-quality businesses will provide attractive opportunities amid the rubble for long-term investors. In general, the Fund's holdings possess strong businesses and attractive cash flow characteristics and, in our opinion, are likely to weather the impact of a recessionary economy and volatile markets better than most.

April 2009

As of March 31, 2009, the following companies represented the following percentages of Fund net assets: Metavante 3.6%, Brink's 3.9%, Brink's Home Security 2.9%, Compass Minerals 3.5%, Littlefuse 0%, Anixter 3.29%, Ion Geophysical 0%, and Affiliated Managers Group 3.4%. All portfolio holdings are subject to change without notice.

Portfolio Management Discussion

Eric T. McKissack
of Channing Capital Management, LLC

Performance

Calvert Mid Cap Value Fund returned -28.66% for the six-month period ended March 31, 2009, versus the Russell MidCap Value Index's return of -37.87%. The Fund's relative outperformance during this challenging period was largely due to positive stock performance in the Financials, Industrials, and Materials sectors.

Investment Climate

The fourth quarter was historic in both severity and volatility, marking one year of an official U.S. recession and global stock market decline. These conditions continued into the first quarter of 2009. Overall, the financial crisis has created unprecedented failures of major financial institutions and levels of federal government involvement not seen since the 1930s.

In the U.S., the impact translated into weaker gross domestic product (GDP) growth, a higher unemployment rate, and slower consumer and industrial activity. However, many firms have been behaving cautiously over the past year, so many businesses outside of the financial services industry are not likely to experience as much debt stress as

Mid Cap Value Fund Statistics
March 31, 2009
Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/09	12 Months Ended 3/31/09
Class A	-28.66%	-34.63%
Class C	-29.01%	-35.26%
Class I	-28.41%	-34.22%
Russell Midcap Value Index**	-37.87%	-42.51%
Lipper Mid-Cap Core Funds Average	-31.57%	-38.19%

Economic Sectors	% of Total Investments
Consumer Discretionary	13.8%
Consumer Staples	2.7%
Energy	2.6%
Exchange Traded Funds	1.0%
Financials	28.2%
Health Care	13.9%
Industrials	16.3%
Information Technology	12.2%
Materials	6.6%
Telecommunication Services	2.7%
Total	100%

Ten Largest Stock Holdings	% of Net Assets
Fiserv, Inc.	4.7%
Hewitt Associates, Inc.	4.6%
People's United Financial, Inc.	4.3%
AON Corp.	4.2%
Lazard Ltd.	4.2%
AmerisourceBergen Corp.	4.1%
Markel Corp.	4.1%
Nordstrom, Inc.	3.7%
Compass Minerals International, Inc.	3.6%
Brink's Co.	3.4%
Total	40.9%

*  Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**  Source: Lipper Analytical Services, Inc.

Mid Cap Value Fund Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-37.72%
Since Inception	-6.84%
(10/1/04)

Class C Shares
One Year	-35.91%
Since Inception	-9.78%
(4/1/05)

Mid Cap Value Fund Statistics
March 31, 2009
Average Annual Total Returns
Class I Shares at NAV
One Year	-34.22%
Since Inception	-8.92%
(6/27/05)

Past performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

______________________________________________

many households are facing. Still, job cuts have intensified in the past few months and trimming of corporate payrolls is expected to last through mid-2009--and at a pace faster than during any downturn since the mid-1970s.

Given such poor overall market returns for the fourth quarter, it's easy to overlook that these results reflect a recovering market that started on November 20 and continued through year-end. Companies that tend to do well coming out of a recession were the biggest beneficiaries during this period. Furthermore, the severe market meltdown created many stocks with enticing valuations for long-term investors.

Stock prices dropped for most of the first quarter before climbing again during the last three weeks of March, which resulted in some of the biggest monthly gains for the broader market indexes in many years. A rally in Financials drove most of the rebound, as the government clarified its plan for solving the financial crisis and steadied investors' fears. Not surprisingly, defensive sectors lagged as confidence returned to the markets.

Overall, mid-cap growth stocks performed better than mid-cap value stocks during the period, with the Russell MidCap Growth Index falling 29.81% versus the 37.87% drop for the Russell MidCap Value Index.

Portfolio Strategy

Fund holdings in the Financials, Industrials, and Materials sectors were key contributors to performance for the period. Compass Minerals continued to expand its salt and specialty fertilizers capacity to facilitate future growth for this highly profitable, recession-resistant business. Although we have taken profits over time and reduced our position size, we maintain a favorable outlook for this company. Brink's plans for a spin-off of its residential alarm unit, which occurred in October 2008, boosted the stock price of Brink's during the period. The Fund now holds both Brink's and Brink's Home Security, and we believe both businesses are well-positioned for the future.

Diversified health care company Thermo Fisher Scientific has enjoyed strong investor demand due to its defensive nature and relative stability. People's Bank was a strong relative performer likely due to its financial and balance sheet strength. The bank is one of the best capitalized anywhere and represents the type of quality investment that we have sought during a period of tremendous stress in the market and the banking industry.

Stocks that adversely impacted performance during the period hailed from the Utilities, Telecommunications Services, and Energy sectors. Superior Energy Services declined largely due to falling crude-oil prices over the second half of 2008. While this dampens near-term prospects, we remain excited about its growing international presence and strong free cash flow, and we believe it will contribute positively to the portfolio's performance over the long term.

Economic weakness led tool-equipment manufacturer Snap-On to report choppy quarterly results, which caused the stock to drop. However, we believe Snap-On's strong brands and distribution system, broad product offerings, and strong cash flow should enable the company to successfully navigate the weak economy. Specialty wire and cable-connector distributor Anixter International sank as slowing non-residential construction increased concerns about the large-project portion of its networking cable/connectivity business. Despite the challenging environment, we believe Anixter's solid cash flow and unique industry-leading position should position the company well during an eventual recovery.

Outlook

The financial crisis is far from over, but there are a few hopeful developments worth noting. We are inclined to agree with Warren Buffett, who said in his annual letter to shareholders that the economy would be "in shambles in 2009" but that "does not tell us whether the stock market will rise or fall." The dramatic improvement in the U.S. stock market in March 2009 is another positive indicator--historically, equity markets often lead trends in the real economy. However, we expect that the many and varied programs put forth by the Obama administration to help jumpstart the recovery will take some time to bear fruit.

We are closely reviewing the equity markets for suitable opportunities and evaluating the Fund's holdings for exposure to risk. There are several areas that tend to benefit early in the recovery cycle that we think merit closer, yet cautious, scrutiny. We anticipate that Consumer Discretionary, Materials, Industrials, and Financials will eventually perform better, and we saw signs of this in March. At the same time, we are becoming more intrigued and taking a longer-term view as stock valuations in some areas remain attractive despite the recovery in March.

We believe a focus on high-quality businesses will provide attractive opportunities amid the rubble for long-term investors. In general, the Fund's companies possess strong businesses and attractive cash flow characteristics and, in our opinion, are likely to weather the impact of a recessionary economy and volatile markets better than most.

April 2009

As of March 31, 2009, the following companies represented the following percentages of Fund net assets: Compass Minerals 3.6%, Brink's 3.4%, Brink's Home Security 2.2%, Thermo Fisher Scientific 3.1%, People's Bank 4.3%, Superior Energy Services 2.6%, Snap-On 2.2%, and Anixter International 2.7%. All portfolio holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 to March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small Cap Value	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09

Class A
Actual	$1,000.00	$678.60	$7.07
Hypothetical	$1,000.00	$1,016.50	$8.50
(5% return per year before expenses)
Class C
Actual	$1,000.00	$675.50	$11.24
Hypothetical	$1,000.00	$1,011.52	$13.49
(5% return per year before expenses)
Class I
Actual	$1,000.00	$681.70	$3.86
Hypothetical	$1,000.00	$1,020.34	$4.63
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.69%, 2.69%, and 0.92% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365.

Mid Cap Value	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period** 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$713.40	$6.79
Hypothetical	$1,000.00	$1,017.00	$8.00
(5% return per year before expenses)
Class C
Actual	$1,000.00	$710.30	$11.04
Hypothetical	$1,000.00	$1,012.02	$12.99
(5% return per year before expenses)
Mid Cap Value	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period** 10/1/08 - 3/31/09
Class I
Actual	$1,000.00	$715.90	$3.68
Hypothetical	$1,000.00	$1,020.64	$4.33
(5% return per year before expenses)

**Expenses are equal to the Fund's annualized expense ratio of 1.59%, 2.59%, and 0.86% for Class A, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

Small Cap Value Fund
Statement of Net Assets
March 31, 2009
Equity Securities - 94.7%	Shares	Value
Capital Markets - 10.2%
Affiliated Managers Group, Inc.*	28,224	$1,177,223
Stifel Financial Corp.*	27,354	1,184,702
Waddell & Reed Financial, Inc.	67,362	1,217,231
		3,579,156

Chemicals - 3.5%
Airgas, Inc.	36,722	1,241,571

Commercial Banks - 5.1%
Glacier Bancorp, Inc.	62,885	987,923
Independent Bank Corp.	53,870	794,583
		1,782,506

Commercial Services & Supplies - 6.4%
Brink's Co.	52,206	1,381,371
Standard Parking Corp.*	52,434	859,917
		2,241,288

Diversified Consumer Services - 5.2%
Brink's Home Security Holdings, Inc.*	44,410	1,003,666
Matthews International Corp.	28,991	835,231
		1,838,897

Electrical Equipment - 5.4%
Acuity Brands, Inc.	41,647	938,723
Regal-Beloit Corp.	31,152	954,497
		1,893,220

Electronic Equipment & Instruments - 5.9%
Anixter International, Inc.*	36,424	1,153,912
Plexus Corp.*	64,932	897,360
		2,051,272

Energy Equipment & Services - 2.2%
Superior Energy Services, Inc.*	60,572	780,773

Food Products - 6.0%
Lance, Inc.	50,550	1,052,451
TreeHouse Foods, Inc.*	36,797	1,059,386
		2,111,837

Gas Utilities - 5.0%
New Jersey Resources Corp.	25,560	868,529
South Jersey Industries, Inc.	24,836	869,260
		1,737,789

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - 2.7%
Owens & Minor, Inc.	28,813	$954,575

Household Durables - 2.6%
Snap-on, Inc.	35,877	900,513

Insurance - 6.1%
Hanover Insurance Group, Inc.	33,628	969,159
Markel Corp.*	4,166	1,182,644
		2,151,803

IT Services - 8.0%
Forrester Research, Inc.*	16,755	344,483
Hewitt Associates, Inc.*	40,857	1,215,904
Metavante Technologies, Inc.*	62,949	1,256,462
		2,816,849

Machinery - 6.3%
IDEX Corp.	56,448	1,234,518
Middleby Corp.*	30,389	985,515
		2,220,033

Metals & Mining - 3.5%
Compass Minerals International, Inc.	21,998	1,240,027

Personal Products - 2.8%
Alberto-Culver Co.	42,594	963,050

Professional Services - 3.5%
Administaff,.Inc.	57,559	1,216,222

Real Estate Investment Trusts - 2.8%
Corporate Office Properties Trust	39,453	979,618

Textiles, Apparel & Luxury Goods - 1.5%
Phillips-Van Heusen Corp.	23,280	527,990

Total Equity Securities (Cost $38,418,960)		33,228,989

Exchange Traded Funds - 2.0%
iShares Russell 2000 Index Fund	16,625	697,253

Total Exchange Traded Funds (Cost $740,190)		697,253

TOTAL INVESTMENTS (Cost $39,159,150) - 96.7%		33,926,242
Other assets and liabilities, net - 3.3%		1,143,832
Net Assets - 100%		$35,070,074

* Non-income producing security.

See notes to financial statements.
Net Assets Consist of:
Paid in capital applicable to the following shares of common stock with
250,000,000 of $0.01 par value shares authorized:
Class A: 2,254,509 shares outstanding	$35,966,705
Class C: 114,926 shares outstanding	1,968,799
Class I: 918,227 shares outstanding	16,307,621
Undistributed net investment income	60,326
Accumulated net realized gain (loss) on investments	(14,000,469)
Net unrealized appreciation (depreciation) on investments	(5,232,908)

Net Assets	$35,070,074

Net Asset Value Per Share:
Class A (based on net assets of $23,908,868)	$10.60
Class C (based on net assets of $1,172,181)	$10.20
Class I (based on net assets of $9,989,025)	$10.88

See notes to financial statements.

Mid Cap Value Fund
Statement of Net Assets
March 31, 2009
Equity Securities - 97.4%	Shares	Value
Capital Markets - 10.3%
Affiliated Managers Group, Inc.*	21,231	$885,545
Lazard Ltd.	39,024	1,147,306
T. Rowe Price Group, Inc.	27,550	795,093
		2,827,944

Chemicals - 2.9%
Airgas, Inc.	23,343	789,227

Commercial Banks - 3.4%
City National Corp.	15,440	521,409
M&T Bank Corp.	8,988	406,617
		928,026

Commercial Services & Supplies - 6.2%
Brink's Co.	35,434	937,584
Pitney Bowes, Inc.	33,429	780,567
		1,718,151

Diversified Consumer Services - 2.3%
Brink's Home Security Holdings, Inc.*	27,718	626,427

Diversified Telecommunication Services - 2.7%
Frontier Communications Corp.	102,812	738,190

Electronic Equipment & Instruments - 2.6%
Anixter International, Inc.*	23,164	733,836

Energy Equipment & Services - 2.6%
Superior Energy Services, Inc.*	54,959	708,421

Food Products - 2.6%
H.J. Heinz Co.	21,956	725,865

Health Care Equipment & Supplies - 3.2%
DENTSPLY International, Inc.	32,996	885,943

Health Care Providers & Services - 7.4%
AmerisourceBergen Corp.	34,085	1,113,216
Laboratory Corp. of America Holdings*	15,807	924,551
		2,037,767

Household Durables - 2.2%
Snap-on, Inc.	24,398	612,390

Equity Securities - Cont'd	Shares	Value
Insurance - 9.8%
Allied World Assurance Co. Holdings Ltd.	10,284	$391,101
AON Corp.	28,498	1,163,288
Markel Corp.*	3,997	1,134,668
		2,689,057

IT Services - 9.3%
Fiserv, Inc.*	35,653	1,299,908
Hewitt Associates, Inc.*	42,658	1,269,502
		2,569,410

Life Sciences - Tools & Services - 3.1%
Thermo Fisher Scientific, Inc.*	23,831	850,052

Machinery - 3.0%
IDEX Corp.	37,979	830,601

Media - 2.4%
Omnicom Group, Inc.	27,864	652,018

Metals & Mining - 3.6%
Compass Minerals International, Inc.	17,773	1,001,864

Multiline Retail - 3.7%
Nordstrom, Inc.	60,768	1,017,864

Professional Services - 3.7%
Dun & Bradstreet Corp.	7,227	556,479
Manpower, Inc.	15,043	474,306
		1,030,785

Specialty Retail - 3.0%
Tiffany & Co.	37,874	816,563

Thrifts & Mortgage Finance - 4.3%
People's United Financial, Inc.	65,854	1,183,396

Trading Companies & Distributors - 3.1%
W.W. Grainger, Inc.	12,095	848,827

Total Equity Securities (Cost $34,137,539)		26,822,624

Exchange Traded Funds - 1.0%	Shares	Value
iShares Russell Midcap Value Index Fund	11,466	$273,120

Total Exchange Traded Funds (Cost $1,161,238)		273,120

TOTAL INVESTMENTS (Cost $35,298,777) - 98.4%		27,095,744
Other assets and liabilities, net - 1.6%		431,908
Net Assets - 100%		$27,527,652

Net Assets Consist of:
Paid in capital applicable to the following shares of common stock with
250,000,000 of $0.01 par value shares authorized:
Class A: 1,948,016 shares outstanding		$35,113,443
Class C: 160,377 shares outstanding		3,109,362
Class I: 406,410 shares outstanding		7,009,321
Undistributed net investment income		110,549
Accumulated net realized gain (loss) on investments		(9,611,990)
Net unrealized appreciation (depreciation) on investments		(8,203,033)

Net Assets		$27,527,652

Net Asset Value Per Share:
Class A (based on net assets of $21,290,943)		$10.93
Class C (based on net assets of $1,687,113)		$10.52
Class I (based on net assets of $4,549,596)		$11.19

* Non-income producing security.

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2009
	Small Cap	Mid Cap
Net Investment Income	Value Fund	Value Fund
Investment Income:
Interest income	$36	$20
Dividend income	336,311	339,850
Total investment income	336,347	339,870

Expenses:
Investment advisory fees	137,064	97,223
Transfer agency fees and expenses	90,508	74,741
Administrative fees	38,100	33,746
Distribution Plan expenses:
Class A	31,511	29,003
Class C	6,122	9,247
Directors' fees and expenses	3,772	3,004
Custodian fees	8,214	7,750
Registration fees	16,571	16,606
Reports to shareholders	12,171	14,769
Professional fees	11,753	11,373
Accounting fees	2,941	2,337
Miscellaneous	3,862	3,662
Total expenses	362,589	303,461
Reimbursement from Advisor:
Class A	(62,053)	(54,049)
Class C	(7,136)	(7,713)
Class I	(13,946)	(9,978)
Fees paid indirectly	(3,433)	(2,400)
Net expenses	276,021	229,321

Net Investment Income	60,326	110,549

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	(8,083,541)	(4,129,797)
Change in unrealized appreciation or (depreciation)	(7,439,582)	(7,623,857)

Net Realized and Unrealized
Gain (Loss) on Investments	(15,523,123)	(11,753,654)

Increase (Decrease) in Net Assets
Resulting From Operations	($15,462,797)	($11,643,105)

See notes to financial statements.

Small Cap Value Fund
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	$60,326	($24,676)
Net realized gain (loss) on investments	(8,083,541)	(4,945,035)
Change in unrealized appreciation (depreciation)	(7,439,582)	(5,094,038)

Increase (Decrease) in Net Assets
Resulting From Operations	(15,462,797)	(10,063,749)

Distributions to shareholders from:
Net investment income:
Class I Shares	--	(71,302)
Total distributions	--	(71,302)

Capital share transactions:
Shares sold:
Class A Shares	8,037,498	9,764,895
Class C Shares	168,086	534,326
Class I Shares	2,881,537	5,142,681
Reinvestment of distributions:
Class I	--	68,802
Redemption fees:
Class A Shares	518	166
Shares redeemed:
Class A Shares	(4,799,072)	(14,031,977)
Class C Shares	(174,723)	(497,432)
Class I Shares	(2,801,822)	(1,271,976)
Total capital share transactions	3,312,022	(290,515)

Total Increase (Decrease) in Net Assets	(12,150,775)	(10,425,566)

Net Assets
Beginning of period	47,220,849	57,646,415
End of period (including undistributed net investment
income of $60,326 and $0, respectively)	$35,070,074	$47,220,849

See notes to financial statements.

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A Shares	698,733	570,471
Class C Shares	15,613	31,382
Class I Shares	258,182	295,719
Reinvestment of distributions:
Class I Shares	--	3,707
Shares redeemed:
Class A Shares	(432,574)	(819,972)
Class C Shares	(15,736)	(29,580)
Class I Shares	(246,204)	(73,834)
Total capital share activity	278,014	(22,107)

See notes to financial statements.

Mid Cap Value Fund
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	$110,549	($74,143)
Net realized gain (loss) on investments	(4,129,797)	(5,458,474)
Change in unrealized appreciation (depreciation)	(7,623,857)	(6,682,562)

Increase (Decrease) in Net Assets
Resulting From Operations	(11,643,105)	(12,215,179)

Distributions to shareholders from:
Net realized gain:
Class A Shares	--	(1,095,370)
Class C Shares	--	(91,404)
Class I Shares	--	(79,048)
Total distributions	--	(1,265,822)

Capital share transactions:
Shares sold:
Class A Shares	3,266,269	10,865,638
Class C Shares	212,048	838,535
Class I Shares	3,220,061	3,136,993
Reinvestment of distributions:
Class A Shares	--	996,979
Class C Shares	--	73,659
Class I Shares	--	79,048
Redemption fees:
Class A Shares	702	2,016
Class C Shares	326	5
Shares redeemed:
Class A Shares	(5,287,509)	(14,382,979)
Class C Shares	(368,378)	(995,927)
Class I Shares	(2,219,810)	(157,792)
Total capital share transactions	(1,176,291)	456,175

Total Increase (Decrease) in Net Assets	(12,819,396)	(13,024,826)

Net Assets
Beginning of period	40,347,048	53,371,874
End of period (including undistributed net investment
income of $110,549 and $0, respectively)	$27,527,652	$40,347,048

See notes to financial statements.

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A Shares	291,654	618,345
Class C Shares	19,817	47,178
Class I Shares	271,640	177,284
Reinvestment of distributions:
Class A Shares	--	50,892
Class C Shares	--	3,857
Class I Shares	--	3,974
Shares redeemed:
Class A Shares	(472,245)	(813,358)
Class C Shares	(34,330)	(57,985)
Class I Shares	(194,272)	(8,930)
Total capital share activity	(117,736)	21,257

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund (the "Funds"), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The operation of each series is accounted for separately. The Small Cap Value and Mid Cap Value Funds offer Class A, Class C and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2009, no securities were fair valued in good faith under the direction of the Board of Directors.

Effective October 1, 2008, the Funds adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds' investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Funds' policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Funds' net assets as of March 31, 2009:

Small Cap Value Valuation Inputs	Investments in Securities
Level 1 -- Quoted Prices	$33,926,242
Level 2 -- Other Significant Observable Inputs	--
Level 3 -- Significant Unobservable Inputs	--
Total	$33,926,242

Mid Cap Value Valuation Inputs	Investments in Securities
Level 1 -- Quoted Prices	$27,095,744
Level 2 -- Other Significant Observable Inputs	--
Level 3 -- Significant Unobservable Inputs	--
Total	$27,095,744

Repurchase Agreements: The Funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Funds have an arrangement with their custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Funds' cash on deposit with the bank. These credits are used to reduce the Funds' expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Funds intend to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Funds are subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Funds who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% and .65% of the average daily net assets for Small Cap Value and Mid Cap Value, respectively. Under the terms of the agreement, $21,150 and $14,427 was payable at period end for Small Cap Value and Mid Cap Value, respectively. In addition, $8,635 and $7,347 was payable at period end for operating expenses paid by the Advisor during March 2009 for Small Cap Value and Mid Cap Value, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010. For the purposes of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows:

	Class A	Class C	Class I
Small Cap Value	1.69%	2.69%	0.92%
Mid Cap Value	1.59%	2.59%	0.86%

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A and Class C shares and .10% for Class I shares based on the average daily net assets of each Fund. Under the terms of the agreement, $5,824 and $4,995 was payable at period end for Small Cap Value and Mid Cap Value, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by the Funds, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of each Fund's Class A and Class C shares, respectively. The amount actually paid by the Funds is an annualized fee, payable monthly of .25% and 1.00% of each Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $5,718 and $5,647 was payable at period end for Small Cap Value and Mid Cap Value, respectively.

The Distributor received $3,664 and $5,589 as its portion of the commissions charged on sales of Small Cap Value and Mid Cap Value Class A shares, respectively, for the six months ended March 31, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CSSI received a fee of $13,513 and $16,488 for the six months ended March 31, 2009 for Small Cap Value and Mid Cap Value, respectively. Under the terms of the agreement, $2,249 and $2,735 was payable at period end for Small Cap Value and Mid Cap Value, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Small Cap Value	Mid Cap Value
Purchases	$17,586,417	$7,350,206
Sales	12,710,233	7,021,157

The following table presents the cost of investments owned at March 31, 2009 for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at March 31, 2009.

	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Unrealized Appreciation	Unrealized (Depreciation)
Small Cap Value	$39,452,832	($5,526,590)	$963,257	($6,489,847)
Mid Cap Value	35,851,059	(8,755,315)	919,416	(9,674,731)

Net realized capital loss carryforwards for federal income tax purposes of $18,476, $466,140 and $845,607 in Small Cap Value and $141,286 in Mid Cap Value at September 30, 2008 may be utilized to offset future capital gains until expiration in September 2014, September 2015 and September 2016 respectively for Small Cap Value and September 2016 for Mid Cap Value.

Note D -- Line of Credit

A financing agreement is in place with certain Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds.

Mid Cap Value had no borrowings under the agreement during the six months ended March 31, 2009. Small Cap Value had no loans outstanding pursuant to this line of credit at March 31, 2009. For the six months ended March 31, 2009, borrowings by Small Cap Value under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$7,115	0.62%	$268,924	December 2008

Small Cap Value Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$15.61	$18.95	$17.19
Income from investment operations
Net investment income	.01	(.04)	.01
Net realized and unrealized gain (loss)	(5.02)	(3.30)	1.75
Total from investment operations	(5.01)	(3.34)	1.76
Total increase (decrease) in net asset value	(5.01)	(3.34)	1.76
Net asset value, ending	$10.60	$15.61	$18.95

Total return*	(32.09%)	(17.63%)	10.24%
Ratios to average net assets: A
Net investment income	.14% (a)	(.21%)	.03%
Total expenses	2.20% (a)	1.88%	1.84%
Expenses before offsets	1.71% (a)	1.70%	1.72%
Net expenses	1.69% (a)	1.69%	1.69%
Portfolio turnover	35%	62%	46%
Net assets, ending (in thousands)	$23,909	$31,035	$42,407

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005 #(z)
Net asset value, beginning	$16.16	$15.00
Income from investment operations
Net investment income	(.04)	(.15)
Net realized and unrealized gain (loss)	1.08	1.31
Total from investment operations	1.04	1.16
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.03	1.16
Net asset value, ending	$17.19	$16.16

Total return*	6.43%	7.73%
Ratios to average net assets: A
Net investment income	(.30%)	(1.01%) (a)
Total expenses	1.98%	2.40% (a)
Expenses before offsets	1.77%	1.80% (a)
Net expenses	1.69%	1.69% (a)
Portfolio turnover	63%	39%
Net assets, ending (in thousands)	$28,584	$19,060

See notes to financial highlights.

Small Cap Value Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$15.08	$18.50	$16.94
Income from investment operations
Net investment income	(.04)	(.20)	(.13)
Net realized and unrealized gain (loss)	(4.84)	(3.22)	1.69
Total from investment operations	(4.88)	(3.42)	1.56
Total increase (decrease) in net asset value	(4.88)	(3.42)	1.56
Net asset value, ending	$10.20	$15.08	$18.50

Total return*	(32.36%)	(18.49%)	9.21%
Ratios to average net assets: A
Net investment income	(.82%) (a)	(1.21%)	(.96%)
Total expenses	3.87% (a)	3.22%	3.29%
Expenses before offsets	2.71% (a)	2.70%	2.72%
Net expenses	2.69% (a)	2.69%	2.69%
Portfolio turnover	35%	62%	46%
Net assets, ending (in thousands)	$1,172	$1,735	$2,095

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005 ## (z)
Net asset value, beginning	$16.09	$15.70
Income from investment operations
Net investment income	(.12)	(.13)
Net realized and unrealized gain (loss)	.98	.52
Total from investment operations	.86	.39
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	.85	.39
Net asset value, ending	$16.94	$16.09

Total return*	5.34%	2.48%
Ratios to average net assets: A
Net investment income	(1.29%)	(2.04%) (a)
Total expenses	6.11%	21.28% (a)
Expenses before offsets	2.77%	2.80% (a)
Net expenses	2.69%	2.69% (a)
Portfolio turnover	63%	24%
Net assets, ending (in thousands)	$734	$203

See notes to financial highlights.

Small Cap Value Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2009	2008	2007
Net asset value, beginning	$15.94	$19.31	$17.38
Income from investment operations
Net investment income	.05	.08	.11
Net realized and unrealized gain (loss)	(5.11)	(3.35)	1.82
Total from investment operations	(5.06)	(3.27)	1.93
Distributions from
Net investment income	--	(.10)	--
Total distributions	--	(.10)	--
Total increase (decrease) in net asset value	(5.06)	(3.37)	1.93
Net asset value, ending	$10.88	$15.94	$19.31

Total return*	(31.74%)	(17.01%)	11.10%
Ratios to average net assets: A
Net investment income	.93% (a)	.58%	.80%
Total expenses	1.21% (a)	1.11%	1.14%
Expenses before offsets	.94% (a)	.93%	.95%
Net expenses	.92% (a)	.92%	.92%
Portfolio turnover	35%	62%	46%
Net assets, ending (in thousands)	$9,989	$14,450	$13,145

	Periods Ended
	September 30,	September 30,
Class I Shares	2006	2005###(z)
Net asset value, beginning	$16.22	$14.69
Income from investment operations
Net investment income	.06	(.01)
Net realized and unrealized gain (loss)	1.11	1.54
Total from investment operations	1.17	1.53
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.16	1.53
Net asset value, ending	$17.38	$16.22

Total return*	7.21%	10.42%
Ratios to average net assets: A
Net investment income	.49%	(.21%) (a)
Total expenses	1.50%	3.31% (a)
Expenses before offsets	1.00%	1.03% (a)
Net expenses	.92%	.92% (a)
Portfolio turnover	63%	21%
Net assets, ending (in thousands)	$5,136	$1,750

See notes to financial highlights.

Mid Cap Value Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$15.32	$20.45	$18.39
Income from investment operations
Net investment income	.04	(.03)	(.02)
Net realized and unrealized gain (loss)	(4.43)	(4.62)	2.26
Total from investment operations	(4.39)	(4.65)	2.24
Distributions from
Net investment income	--	--	(.03)
Net realized gain	--	(.48)	(.15)
Total distributions	--	(.48)	(.18)
Total increase (decrease) in net asset value	(4.39)	(5.13)	2.06
Net asset value, ending	$10.93	$15.32	$20.45

Total return*	(28.66%)	(23.26%)	12.24%
Ratios to average net assets: A
Net investment income	.68% (a)	(.16%)	(.11%)
Total expenses	2.07% (a)	1.72%	1.66%
Expenses before offsets	1.61% (a)	1.61%	1.62%
Net expenses	1.59% (a)	1.59%	1.59%
Portfolio turnover	23%	49%	43%
Net assets, ending (in thousands)	$21,291	$32,611	$46,486

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005#(z)
Net asset value, beginning	$17.16	$15.00
Income from investment operations
Net investment income	.04	(.14)
Net realized and unrealized gain (loss)	1.42	2.30
Total from investment operations	1.46	2.16
Distributions from
Net investment income	--	--
Net realized gain	(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	1.23	2.16
Net asset value, ending	$18.39	$17.16

Total return*	8.60%	14.40%
Ratios to average net assets: A
Net investment income	.27%	(.89%) (a)
Total expenses	1.76%	2.29% (a)
Expenses before offsets	1.67%	1.69% (a)
Net expenses	1.59%	1.59% (a)
Portfolio turnover	37%	55%
Net assets, ending (in thousands)	$34,010	$19,362

See notes to financial highlights.

Mid Cap Value Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$14.82	$20.00	$18.13
Income from investment operations
Net investment income	(.02)	(.22)	(.11)
Net realized and unrealized gain (loss)	(4.28)	(4.48)	2.13
Total from investment operations	(4.30)	(4.70)	2.02
Distributions from
Net realized gain	--	(.48)	(.15)
Total distributions	--	(.48)	(.15)
Total increase (decrease) in net asset value	(4.30)	(5.18)	1.87
Net asset value, ending	$10.52	$14.82	$20.00

Total return*	(29.01%)	(24.04%)	11.17%
Ratios to average net assets: A
Net investment income	(.29%) (a)	(1.17%)	(1.09%)
Total expenses	3.44% (a)	2.82%	2.86%
Expenses before offsets	2.61% (a)	2.61%	2.62%
Net expenses	2.59% (a)	2.59%	2.59%
Portfolio turnover	23%	49%	43%
Net assets, ending (in thousands)	$1,687	$2,591	$3,636

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005##(z)
Net asset value, beginning	$17.09	$16.62
Income from investment operations
Net investment income	(.08)	(.13)
Net realized and unrealized gain (loss)	1.35	.60
Total from investment operations	1.27	.47
Distributions from
Net realized gain	(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	1.04	.47
Net asset value, ending	$18.13	$17.09

Total return*	7.51%	2.83%
Ratios to average net assets: A
Net investment income	(.66%)	(1.86%) (a)
Total expenses	4.44%	11.25% (a)
Expenses before offsets	2.67%	2.69% (a)
Net expenses	2.59%	2.59% (a)
Portfolio turnover	37%	34%
Net assets, ending (in thousands)	$1,366	$382

See notes to financial highlights.

Mid Cap Value Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2009	2008	2007
Net asset value, beginning	$15.63	$20.74	$18.57
Income from investment operations
Net investment income	.08	.08	.08
Net realized and unrealized gain (loss)	(4.52)	(4.71)	2.33
Total from investment operations	(4.44)	(4.63)	2.41
Distributions from
Net investment income	--	--	(.09)
Net realized gain	--	(.48)	(.15)
Total distributions	--	(.48)	(.24)
Total increase (decrease) in net asset value	(4.44)	(5.11)	2.17
Net asset value, ending	$11.19	$15.63	$20.74

Total return*	(28.41%)	(22.83%)	13.05%
Ratios to average net assets: A
Net investment income	1.41% (a)	.63%	.63%
Total expenses	1.29% (a)	1.21%	1.34%
Expenses before offsets	.88% (a)	.88%	.89%
Net expenses	.86% (a)	.86%	.86%
Portfolio turnover	23%	49%	43%
Net assets, ending (in thousands)	$4,550	$5,145	$3,250

	Periods Ended
	September 30,	September 30,
Class I Shares	2006	2005####(z)
Net asset value, beginning	$17.20	$16.70
Income from investment operations
Net investment income	.13	(.01)
Net realized and unrealized gain (loss)	1.47	.51
Total from investment operations	1.60	.50
Distributions from
Net realized gain	(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	1.37	.50
Net asset value, ending	$18.57	$17.20

Total return*	9.40%	2.99%
Ratios to average net assets: A
Net investment income	1.18%	(.17%) (a)
Total expenses	2.54%	14.06% (a)
Expenses before offsets	.94%	.96% (a)
Net expenses	.86%	.86% (a)
Portfolio turnover	37%	28%
Net assets, ending (in thousands)	$1,670	$346

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From October 1, 2004 inception.

## From April 1, 2005 inception.

### From April 29, 2005 inception.

#### From June 27, 2005 inception.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory and Investment Subadvisory Contracts

At a meeting held on December 2, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved with respect each Fund the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor and the respective Investment Subadvisory Agreement between the Advisor and the Subadvisor.

In evaluating the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, a variety of information relating to the Funds and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Funds by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Funds, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund. Prior to voting, the disinterested Directors reviewed with respect to each Fund the proposed continuance of the Investment Advisory Agreement and the Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Fund's advisory fee; comparative performance, fee and expense information for each Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of each Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Funds, the effect of each Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Funds by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Funds' Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

In considering the Funds' performance, the Board noted that it reviewed on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Fund, including, among other information, a comparison of each Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Small Cap Value Fund. The Fund's performance was above the median of its peer group for the one-year period ended June 30, 2008 and below the median of its peer group for the three-year period ended June 30, 2008. For the one- and three-year periods ended June 30, 2008, the Fund underperformed its Lipper index. The Board took into account management's discussion of the Fund's performance, including the recent improvement in the Fund's performance. The Board noted the Advisor's continued monitoring of the Fund's performance. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

Mid Cap Value Fund. For the one- and three-year periods ended June 30, 2008, the Fund's performance was below the median of its peer group. The data also indicated that the Fund underperformed its Lipper index for the same one- and three-year periods. The Board took into account management's discussion of the Fund's performance and the factors that contributed to such underperformance. The Board noted the Advisor's continued monitoring of the Fund's performance. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Fund's performance.

In considering the Funds' fees and expenses, the Board compared each Fund's fees and total expense ratio with various comparative data for the funds in its peer group. This data and the conclusions of the Board with respect to that data, included the following:

Small Cap Value Fund. The Fund's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Fund. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

Mid Cap Value Fund. The Fund's advisory fee (after taking into account waivers and/or reimbursements) was slightly above the median of its peer group and total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Fund. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a Fund-by-Fund basis. In reviewing the overall profitability of each advisory fee to the Funds' Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with each Fund in terms of the total amount of annual advisory fees it received with respect to that Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also noted that the Advisor had reimbursed expenses of the Funds. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Funds. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Fund. The Board also noted that the Advisor paid the Subadvisor's subadvisory fees out of the advisory fees it received from the Funds. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with each Fund was reasonable.

The Board considered the effect of each Fund's current size and potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate given each Fund's current size. The Board noted that if a Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Fund, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately with respect to each Fund.

In evaluating the Investment Subadvisory Agreement with respect to each Fund, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated on a Fund-by-Fund basis, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the performance record of each Fund and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, each Fund's performance for the one- and three-year periods ended June 30, 2008 as compared to that Fund's peer group and noted that it reviewed on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Funds, the Board noted that the subadvisory fees under the Investment Subadvisory Agreement were paid by the Advisor out of the advisory fees that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fees at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Funds to be a material factor in its consideration, although the Board noted that the subadvisory fees for each Fund contained breakpoints.

In reapproving the Investment Subadvisory Agreement with respect to each Fund, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors. The Board evaluated all information available to them on a Fund-by-Fund basis, and its determinations were made separately with respect to each Fund.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage each Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) with respect to the Small Cap Value Fund, the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices, and with respect to the Mid Cap Value Fund, appropriate action is being taken with respect to the Fund's performance; and (f) each Fund's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund would be in the best interests of the Fund and its shareholders.

Calvert Impact Fund, Inc.
Small Cap Value Fund
Mid Cap Value Fund

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Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

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President's Letter
1

SRI Update
5

Portfolio Management Discussion
8

Shareholder Expense Example
15

Schedule of Investments
18

Statements of Assets and Liabilities
24

Statements of Operations
25

Statements of Changes in Net Assets
26

Notes to Financial Statements
28

Financial Highlights
34

Explanation of Financial Tables
38

Proxy Voting and Availability of Quarterly Portfolio Holdings
40

Basis for Board's Approval of Investment Advisory Contract
40

Dear Shareholder:

As you are well aware, we are facing one of the most volatile and difficult periods on record for the global financial markets. Over our six-month reporting period ended March 31, the markets were challenged by expanding worldwide recession, rising unemployment, corporate bailouts, and the collapse of several key financial institutions. In response, governments around the world began to implement stimulus measures to inject liquidity into the financial system, support banks, and thaw the credit markets.

Reflecting the struggle of economies worldwide, nearly all segments of the financial markets showed steep declines for the six-month reporting period. Money market funds and Treasuries were exceptions as investors became extremely risk-averse. Major stock indexes hit 12-year lows during this period, with a six-month loss of 30.54% for the Standard & Poor's 500 Index and a decline of 30.84% for international stocks as measured by the MSCI EAFE IMI.1 Despite an upturn in March, U.S. stocks of every style, strategy, and capitalization range fell during this six-month period, with the most notable losses experienced in the small-company and value indexes. The Barclays Capital Aggregate Bond Index managed to post a gain of 4.70%, primarily as a result of its holdings of Treasuries.

Economic data released at the beginning of 2009--from figures on gross domestic product (GDP), housing, and jobs, to consumer confidence, manufacturing, and corporate earnings data--confirmed that the global economic recession was synchronized and deepening. In response, the Federal Reserve signaled its intention to provide additional capital injections and guarantees for banks to help normalize the credit market environment.

Relief for Markets Under Pressure

Although the statistics and market conditions appear grim, we do see cause for some optimism. An unprecedented amount of resources by historical standards is being directed at repairing the struggling financial markets. The U.S. Federal Reserve and Treasury Department are doing all they can to get credit flowing freely through the system again, as are policy makers around the globe. The Treasury's new Public-Private Investment Program, announced in March, is designed to remove toxic assets from bank balance sheets and encourage lending to businesses and consumers, which is essential for market recovery.

With concerted action on the home front, and the type of global cooperation signified at the G20 meeting, we believe our financial system will recover--slowly, and with new financial oversight, transparency, and regulations in place.

Sustainable and Responsible Investing (SRI)

One of the harshest lessons of this crisis is the damage that results from weak corporate governance, inadequate regulatory oversight, and the short-term profit focus of many financial institutions. Notably, because of our corporate governance criteria, Calvert's actively managed SRI equity funds avoided many of the worst-hit companies, such as Lehman Brothers, Citigroup, and Merrill Lynch.

The Obama administration and the new Congress have taken office at a time of extraordinary crisis, but also potential opportunity. We now have the chance to contain the recession, shore up the financial system, invest in a green economic renewal, and address the challenge of climate change--all at the same time.

In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever. In the last six months, we made progress on a number of sustainable and responsible investment initiatives.

We have been active in advocating for stronger corporate governance and financial market regulations, particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency. In January, Calvert sent recommendations to the Obama transition team regarding critical governance reforms. In March, Calvert joined with Social Investment Forum leaders to meet with SEC Commissioners to discuss shareholder rights and the need for greater disclosure on the part of companies. Advocating for these types of reforms is our top priority for 2009.

We promoted the Calvert Women's Principles (CWP) Initiative to help all kinds of organizations and investors learn about and implement the CWP through practical guidance and programs. Initiative partners have already participated in meetings for the San Francisco Gender Equality Principles Initiative and a March event sponsored by the U.N. Global Compact and the U.N. Development Fund for Women (UNIFEM) to advance women in the workplace, which featured the CWP as a baseline for a set of global women's principles.

Our New SRI Strategies

We have expanded our SRI family of funds to provide investors with greater choice as well as greater opportunity to influence corporate behavior. Our Calvert Solution™ and Calvert SAGE™ (Sustainability Achieved through Greater Engagement) Strategies now accompany our original core approach--Calvert Signature™ Strategies. Our Solution funds are geared toward addressing pressing environmental, sustainability, and governance (ESG) challenges through investing in sectors like alternative energy or water renewal. Our SAGE funds invest in and engage with selected companies that are willing to work toward specific ESG improvements.

In October 2008, Calvert Global Water Fund, which is our second Calvert Solution portfolio, began trading. Also, at the end of 2008, we launched Calvert Large Cap Value Fund, the first offering under our Calvert SAGE investment approach.

Looking Ahead

With the current recession well into its 16th month, it is clear that this is no ordinary recession. Although recovery may be protracted and volatile, we are also optimistic that the coordinated, global efforts of governments to shore up the financial system and reinvigorate the economy will prove effective over the long run.

In our view, the extreme pessimism in the markets and low valuations for all kinds of companies, even those with solid balance sheets and prospects, are creating some of the most attractive investment opportunities on record for investors with long-term time horizons. In the short term, however, we are likely to continue to see sharp pull-backs followed by short-lived rallies.

Review Your Financial Goals

The financial markets will probably continue to be volatile for the foreseeable future. In this environment, it's critical to maintain a long-term view of your investments. Investors who sell indiscriminately now may lock in substantial losses and, perhaps, miss the rebound when stocks, bonds, and other assets eventually recover. Now is a good time to meet with your financial advisor to review your strategic asset allocation and current portfolio holdings.

We also encourage you to visit our newly enhanced website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2009

1. Morgan Stanley Capital International Europe Australasia Far East Investable Markets Index (MSCI EAFE IMI).

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update
from the Calvert Sustainability Research Department

The last six months have been a challenging time to be an investor. The financial crisis we've witnessed has shaken the foundations of Wall Street and the broader global economy. Experts widely agree that excessive speculation, lack of effective regulatory oversight of the financial markets, and a number of corporate governance failures were some of the main causes of the meltdown we've experienced.

Though these lessons are painful, there is a silver lining. In an effort to prevent similar situations from happening again, the fundamental assumptions about the appropriate balance between government and markets in general are being carefully reviewed. Calvert is right in the middle of the debate, using our position as a shareholder to press for governance improvements--particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency--and increasingly adding our voice to the policy debate in Washington, D.C. around regulatory reforms.

It is notable that the corporate governance standards for your funds helped us avoid many of the companies that have dominated the news headlines about the turmoil. We are also pleased to see support in the new administration and Congress for a green economic renewal and for tackling the challenge of climate change. In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever.

In the last six months, we made progress on a number of sustainable and responsible investment (SRI) initiatives, which we describe in more detail below.

Calvert's New SRI Strategies

Recognizing that investors want choice in how they meet their financial goals and impact corporate responsibility and sustainability practices, Calvert debuted its new line-up of SRI strategies during the reporting period:

Calvert Signature™ Strategies--Calvert's original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of environmental, sustainability, and governance performance.

Calvert Solution™ Strategies--A thematic approach to solving some of today's most pressing environmental and sustainability challenges. The Solution Strategies currently include alternative energy and water.

Calvert SAGE™ Strategies--An "enhanced engagement" approach emphasizing strategic engagement to advance environmental, sustainability, and governance performance in companies that may not meet certain standards today, but have the potential to improve. The first new product in this category is Calvert Large Cap Value Fund, one of the few SRI funds in this category.

Each of Calvert's three approaches is different, yet equally strong in performance potential and ability to influence corporate responsibility. For more information, please visit our website at www.calvert.com/sri.html.

Shareholder Advocacy

So far in 2009, we have filed or co-filed 31 shareholder resolutions in a variety of areas--and more than one-third have already been withdrawn after receiving a commitment from company management on the issue. In addition to the ones discussed below, about one-quarter were filed to encourage sustainability disclosure and six were in favor of board diversity. The financial crisis has played a role as well--we filed resolutions regarding responsible lending practices at two firms, and two more on loan servicing policy at Goldman Sachs and PNC Financial Group.1

Executive Compensation

Much of the discussion around the role corporations played in the financial crisis has centered on executive compensation--especially with regard to financial firms accepting federal support. In recent years, Calvert has stepped up its involvement in this core governance issue. In early 2009, we filed proposals with American Express and Huntington Bancshares asking the companies to provide shareholders with a "say on pay." Since both companies are participating in the Troubled Asset Relief Program (TARP), they are now required to hold a vote on this issue during next year's proxy season. Both companies also agreed to give public statements of support on the issues that Calvert raised, so we successfully withdrew our resolutions with the companies. Their public statements are important because they put pressure on other companies that have received taxpayer money to acknowledge say on pay as an evolving standard of good governance practice.

Tracking Political Spending

Calvert also signed on to a letter written by the Center for Political Accountability sent to 19 financial companies that received more than $1 billion under TARP. The letter called for these companies to establish board-level oversight and disclosure of corporate political spending. This action builds upon Calvert's direct engagement during the past several years with companies to advocate for such disclosure. This year, Calvert filed a resolution with U.S. Bancorp that resulted in an agreement from the company to provide the requested disclosure. These measures are part of the transparency and accountability necessary to rebuild investor and public trust.

Water Advocacy Issues

Water is quickly emerging as one of the most critical environmental and human rights issues of the 21st century. As such, Calvert launched Calvert Global Water Fund which is the only mutual fund addressing water issues with a specific focus on the use of advocacy as a component of its investment process. Calvert has been actively involved in the efforts to forge a global consensus concerning the human rights responsibilities of business connected to water--joining and participating in the United Nations Global Compact's CEO Water Mandate, among other action groups. On the company side, the focus has been on encouraging firms to improve disclosure and transparency regarding their water impacts through shareholder resolutions, letters to companies held by the fund, and ongoing dialogue.

Special Equities

A modest but important portion of certain portfolios is allocated to venture capital investment in companies that are developing products or services that address important sustainability or environmental issues. During the past six months, the program has focused on supporting earlier investments such as GROSolar.2 Vermont-based GROSolar is one of the four largest solar panel distributors in the U.S. The company is currently enjoying strong demand for its products and services--which should be further bolstered by solar-friendly provisions in the January economic stimulus package. Smart public relations efforts, such as a PBS-TV episode of "This Old House" featuring GROSolar CEO Jeff Wolfe, have certainly helped as well. The program showed how a Massachusetts couple quickly and affordably turned their modest 1970s-era house into a model for green technology.

Community Investments

Several of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate 1% to 3% of Fund assets to investments that provide economic opportunity for struggling populations.3 Importantly, the loans underwritten by this program have remained extremely sound during a period in which other credit products have had negative returns. Shareholders can feel proud about the success of these investments on the basis of both financial return and societal impact.

In early 2009, the Foundation closed two loans to Fair Trade organizations such as PRODECOOP in Nicaragua, which provides its 2,318 member families assistance with sustainable coffee production practices and with marketing their coffee. The cooperative structure of the loans will strengthen the farmers' position during negotiations with coffee buyers--allowing them to earn a year-round income and provide their families with education and health services. We are proud to continue to support community investments, which help direct capital to meeting real human needs.

1. The following holdings represented the following percentages of Fund net assets as of March 31, 2009: Goldman Sachs 0.06% of CSIF Balanced Portfolio, 0.80% of CSIF Enhanced Equity Portfolio, 1.10% of Calvert Social Index Fund and 1.43% of Calvert Large Cap Value Fund. PNC Financial Group represented 0.21% of Calvert Enhanced Equity Portfolio and 0.29% of Calvert Social Index. American Express represented 0.10% of CSIF Enhaned Equity Portfolio, 0.06% of CSIF Balanced Portfolio, and 0.33% of Calvert Social Index Fund. Huntington Bancshares represented 0.01% of Calvert Social Index Fund. U.S. Bancorp represented 0.59% of Calvert Social Index Fund and 0.46% of CSIF Enhanced Equity Portfolio.

2. As of March 31, 2009, GROSolar represented 0.55% of CSIF Equity Portfolio.

3. As of March 31, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 1.94%, Calvert World Values International Equity Fund 1.46%, Calvert New Vision Small Cap Fund 1.65%, and Calvert Large Cap Growth Fund 0.42%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Jens Peers
of KBC Asset Management International Ltd.

Performance

Calvert Global Alternative Energy Fund returned -40.65% during the six-month period ended March 31, 2009, underperforming the Morgan Stanley Capital International (MSCI) World Index which returned -30.88% for the same period. The Ardour Global Index of alternative energy companies returned -48.51% for the same period.

Investment Climate

Extreme volatility and a deepening global recession saw markets perform poorly during the period.

The Federal Reserve and Bank of England both adopted measures during the period to ease credit conditions, although that will likely occur at a slow and gradual pace. We also saw a number of governments around the world pass economic legislation that should help stimulate economic activity in the latter half of 2009.

Global Alternative
Energy Fund Statistics
March 31, 2009
Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/09	12 Months Ended 3/31/09
Class A	-40.65%	-55.36%
Class C	-40.88%	-55.75%
Class I	-40.40%	-55.08%
MSCI World Index**	-30.88%	-42.19%
Lipper Global Natural
Resources Funds
Average	-36.00%	-49.55%

Economic Sectors	% of Total Investments
Consumer Discretionary	0.4%
Consumer Staples	0.6%
Energy	0.5%
Government	4.2%
Industrials	31.7%
Information Technology	13.7%
Materials	7.1%
Utilities	41.8%
Total	100%

Ten Largest Stock Holdings	% of Net Assets
Iberdrola Renovables SA	6.5%
FPL Group, Inc.	5.6%
EDP Renovaveis SA	5.6%
Scottish & Southern Energy plc	5.3%
Johnson Matthey plc	4.1%
Applied Materials, Inc.	4.1%
Kyocera Corp.	3.9%
First Solar, Inc.	3.9%
Gamesa Corp. Tecnologica SA	3.7%
Acciona SA	3.6%
Total	46.3%

*  Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**  Source: Lipper Analytical Services, Inc.

Global Alternative
Energy fund Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-57.48%
Since Inception	-34.08%
(5/31/07)

Class C Shares
One year	-56.20%
Since Inception	-37.07%
(7/31/07)

Global Alternative
Energy fund Statistics
March 31, 2009
Average Annual Total Returns
Class I Shares at NAV
One year	-55.08%
Since Inception	-32.00%
(5/31/07)

Past performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

____________________________________________

However, the Energy sector--and alternative energy in particular--experienced significant volatility due to sharply lower crude oil prices and an ensuing "flight to quality" that caused investors to shun sectors and asset classes perceived as higher-risk. The global credit freeze also created a difficult operating environment for young growth companies that are heavily reliant on project finance.

In the U.S. market, the stimulus package signed by President Obama in mid-February should aid businesses through both tax relief and direct spending. It also contained a loan guarantee program and cash subsidy grant designed to stimulate investment in renewable energy projects, which provided a boost to companies in the Wind sector.

In the Solar sector, rising inventories and reduced demand for modules and polysilicon put downward pressure on prices and squeezed margins for all solar companies. The announcement of a new subsidy program for alternative energy in China provided a much-needed boost, but it remains unclear how much excess supply Beijing will consume.

Investment Strategy

We moved to a slightly more defensive profile at the start of the period by increasing our weightings to the Utilities and Wind sectors. Our overweight to Wind paid off after the renewal and reform of the U.S. subsidy scheme for alternative energy during the second half of the period. Strong performers included Florida Power & Light and Portuguese company EDP Renovaveis, both of which are poised to leverage the adoption of wind technology in the U.S.

On the other hand, the Solar and Fuel Cell sectors performed poorly during the period. Gamesa's pessimistic outlook statement caused shares of turbine manufacturers to decline. Q-Cells also sold off sharply as its management announced it was cutting its fiscal year 2009 revenue guidance and increasing its working capital numbers.

We remained underweight to the Biomass sector, which was perhaps the worst-performing sector during the period. Sechilienne Sidec shares fell after the French company's largest shareholder announced it was filing for bankruptcy protection. Cosan also weighed on Fund performance after a leading broker downgraded the Brazilian sugar and ethanol producer. Elsewhere, U.S. waste-to-energy producer Coventa cut its earnings guidance to the 6% to 14% growth range for 2009 due to the slowing economic environment.

Outlook

While equity markets appear to have ended the period with a spring in their step, we await more positive news before becoming optimistic about the sustainability of the current rally. Credit markets have moderately improved in recent months, though tighter financing conditions have negatively affected our capacity projections for 2009. We now expect renewable electricity generation to grow only modestly through 2009 before rebounding strongly in 2010 and beyond.

We plan to maintain our largest overweight to Wind as it is best-positioned to take advantage of the new U.S. loan guarantee and subsidy programs. In fact, we believe there are a number of new wind deals waiting to be signed upon implementation of these programs, which we expect to occur in the middle of this year.

Despite its recent outperformance, the outlook for the Solar sector remains uncertain, although its long-term fundamentals remain extremely strong. Therefore, we plan to maintain our underweight to this sector and focus on long-term winners, low-cost producers, and companies with proven technologies. We also prefer upstream players because of their superior balance sheet strength and leading market shares.

In general, we are very cautious of companies that need to raise capital (equity or debt) to fund their growth in the current recessionary environment. We also believe demand for products that has not yet been fully commercialized, such as second generation biofuels and fuel cells, will be delayed. Therefore, we plan to continue to underweight these sectors as well.

April 2009

As of March 31, 2009, the following companies represented the following percentages of Fund net assets: Florida Power & Light 5.6%, EDP Renovaveis 5.6%, Gamesa 3.7%, Q-Cells 1.2%, Sechilienne Sidec 3.4%, Cosan 0.6%, and Coventa 3.4%. All portfolio holdings are subject to change without notice.

Portfolio Management Discussion

Jens Peers
of KBC Asset Management International Ltd.

Performance

Calvert Global Water Fund returned -30.33% for the six-month period ended March 31, 2009, while the MSCI World Index returned -30.88%. The Janney Global Water Index returned -29.48% for the same period.

Investment Climate

The Fund launched during one of the most volatile periods in the history of financial markets, and the infrastructure and technology sectors were particularly volatile during the period.

Following a very tough start to the second half of 2008, a number of the cyclical infrastructure companies rebounded strongly. While these strong rebounds are positive, they came from a very low base and many low-quality companies participated in this rally.

In February 2009, the U.S. House and Senate passed a massive economic stimulus bill. While this had a temporary negative impact on the Water sector as various government bodies jostled for funds, we believe it was certainly a net positive. The legislation allocates $20 billion to water-related infrastructure spending and will allow local governments to leverage these funds as collateral

Global Water Fund Statistics
March 31, 2009
Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/09	12 Months Ended 3/31/09
Class A	-30.33%	N/A
Class C	-30.67%	N/A
Class Y	-30.53%	N/A
MSCI World Index**	-30.88%	N/A
Lipper Global Natural
Resources Funds
Average	-36.00%	N/A

Economic Sectors	% of Total Investments
Health Care	2.0%
Industrials	45.3%
Information Technology	6.5%
Materials	5.9%
Utilities	40.3%
Total	100%

Ten Largest Stock Holdings	% of Net Assets
Roper Industries, Inc.	5.5%
Suez Environment SA	5.2%
Pentair, Inc.	4.6%
United Utilities Group plc	4.0%
Agilent Technologies, Inc.	3.7%
Severn Trent plc	3.6%
Pall Corp.	3.4%
American Water Works Co., Inc.	3.1%
Kurita Water Industries Ltd.	3.1%
Veolia Environment	3.0%
Total	39.2%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Global Water Fund Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
Since Inception	-33.65%
(9/30/08)

Class C Shares
Since Inception	-31.36%
(9/30/08)

Global Water Fund Statistics
March 31, 2009
Average Annual Total Returns
Class Y Shares at NAV
Since Inception	-30.53%
(9/30/08)

Past performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

____________________________________________

to raise money in the municipal bond market. Other countries have been ramping up their water-related spending as well.

Portfolio Strategy

During the period, we positioned the Fund defensively by increasing our weighting to the Utilities sector. Specifically, we gradually increased our position in United Kingdom water utility companies as we believe they are now beginning to offer compelling value at more than a 10% discount to their regulated asset base. In addition, their highly regulated nature provides defensive characteristics. In the meantime, we have been reducing our weight to the more expensive U.S. companies.

Underweights to the Infrastructure and Technology sectors proved to be a wise decision given their high volatility. Within these sectors, we were overweight in early-cycle infrastructure and technology stocks, favoring U.S. names such as Mueller Water and Roper Industries over their European counterparts. We have a clear bias towards quality stocks in this market and continue to favor companies with strong balance sheets and stable cash flows.

Outlook

The fundamental demand outlook within the Infrastructure and Technology sectors has yet to improve. Companies are still operating at extremely low utilization levels and the U.S. Purchasing Managers Index (a leading indicator of manufacturing economic activity) is still near all-time lows. However, we believe that some stock valuations are factoring in a very severe and extended recession scenario. We are balancing our overweight position in higher-risk, early-cycle manufacturing companies with an increased exposure to a more defensive utilities sector.

We expect to begin seeing beneficial effects of the U.S. economic stimulus package on company revenues toward the end of 2009. In the longer term, we believe this stimulus package, together with similar Chinese and European actions, will partly offset the impact of the current cyclical downturn. However, future growth is still largely dependent on a cyclical recovery.

April 2009

As of March 31, 2009, the following holdings represented the following percentages of Fund net assets: Mueller Water 2.85% and Roper Industries 5.52%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 to March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Alternative Energy	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$593.50	$7.37
Hypothetical	$1,000.00	$1,015.68	$9.33
(5% return per year before expenses)
Class C
Actual	$1,000.00	$591.20	$11.33
Hypothetical	$1,000.00	$1,010.69	$14.32
(5% return per year before expenses)
Class I
Actual	$1,000.00	$596.00	$5.60
Hypothetical	$1,000.00	$1,017.92	$7.07
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.86%, 2.86% and 1.41% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365.

Global Water	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$696.70	$7.83
Hypothetical	$1,000.00	$1,015.71	$9.30
(5% return per year before expenses)
Class C
Actual	$1,000.00	$693.30	$12.03
Hypothetical	$1,000.00	$1,010.72	$14.29
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$694.70	$6.76
Hypothetical	$1,000.00	$1,016.95	$8.05
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.85%, 2.85% and 1.60% for Class A, Class C and Class Y respectively, multiplied by the average account value over the period, multiplied by 182/365.

Global Alternative Energy Fund
Schedule of Investments
March 31, 2009
Equity Securities - 95.1%	Shares	Value
Australia - 2.2%
Babcock & Brown Wind Partners	2,171,940	$1,409,576
Ceramic Fuel Cells Ltd.*	25,403,257	1,271,276
Energy Developments Ltd.	630,218	553,936
		3,234,788

Austria - 2.6%
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	104,304	3,957,463

Belgium - 2.6%
4Energy Invest NV*	136,261	738,657
Hansen Transmissions International NV*	2,248,008	3,176,073
		3,914,730

Brazil - 0.6%
Cosan Ltd.*	363,000	889,350

Canada - 1.3%
Ballard Power Systems, Inc.*	343,141	536,307
Canadian Hydro Developers, Inc.*	775,677	1,470,798
		2,007,105

Chile - 2.1%
Enersis SA (ADR)	212,096	3,202,650

China - 3.7%
China High Speed Transmission Equipment Group Co. Ltd.	1,946,000	2,796,145
Gushan Environmental Energy Ltd. (ADR)	377,600	638,144
Suntech Power Holdings Co. Ltd. (ADR)*	183,579	2,146,038
		5,580,327

Denmark - 3.4%
Greentech Energy Systems A/S*	272,638	521,558
Vestas Wind Systems A/S*	105,600	4,655,011
		5,176,569

France - 3.4%
La séchilienne-Sidec SA*	159,853	5,059,480
Theolia SA*	21,287	60,190
		5,119,670

Germany - 6.1%
Q-Cells AG*	94,590	1,848,543
REpower Systems AG*	7,539	851,410
SMA Solar Technology AG*	18,484	814,777
Solar Millennium AG*	32,137	431,837
SolarWorld AG	41,154	843,071
Wacker Chemie AG*	52,360	4,349,911
		9,139,549

Equity Securities - Cont'd	Shares	Value
Italy - 0.6%
Actelios SpA	196,596	$824,625

Japan - 3.9%
Kyocera Corp.	88,500	5,909,432

Norway - 3.1%
Renewable Energy Corp. AS*	535,300	4,619,477

Spain - 19.4%
Acciona SA	53,346	5,467,674
EDP Renovaveis SA*	1,024,729	8,360,836
Gamesa Corp. Tecnologica SA	435,108	5,571,474
Iberdrola Renovables SA*	2,341,681	9,695,681
		29,095,665

Switzerland - 0.7%
Meyer Burger Technology AG*	10,877	1,113,850

United Kingdom - 10.0%
Clipper Windpower plc*	551,410	532,547
D1 Oils plc*	886,590	122,048
ITM Power plc*	1,390,219	193,351
Johnson Matthey plc	411,714	6,182,973
Scottish & Southern Energy plc	502,430	7,950,853
		14,981,772

United States - 29.4%
American Superconductor Corp.*	115,324	1,996,258
Applied Materials, Inc.	572,046	6,149,495
Covanta Holding Corp.*	386,758	5,062,662
Energy Conversion Devices, Inc.*	43,974	583,535
First Solar, Inc.*	43,664	5,794,213
FPL Group, Inc.	165,883	8,415,245
FuelCell Energy, Inc.*	482,874	1,158,898
GT Solar International, Inc.*	109,135	724,656
Itron, Inc.*	65,422	3,097,732
MEMC Electronic Materials, Inc.*	317,062	5,228,352
Ormat Technologies, Inc.	154,045	4,230,076
Plug Power, Inc.*	397,503	345,828
SunPower Corp.*	54,360	1,292,681
		44,079,631

Total Equity Securities (Cost $226,569,760)		142,846,653

U.S. Government Agencies	Principal
and Instrumentalities - 4.2%	Amount	Value
Federal Home Loan Bank Discount Notes, 4/1/09	$6,300,000	$6,300,000

Total U.S. Government Agencies
and Instrumentalities (Cost $6,300,000)		6,300,000

TOTAL INVESTMENTS (Cost $232,869,760) - 99.3%		149,146,653
Other assets and liabilities, net - 0.7%		991,727
Net Assets - 100%		$150,138,380

* Non-income producing security.

Abbreviations:
ADR: American Depository Receipts

See notes to financial statements.

Global Water Fund
Schedule of Investments
March 31, 2009
Equity Securities - 91.7%	Shares	Value
Australia - 0.7%
Crane Group Ltd.	3,585	$20,688

Brazil - 2.9%
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	4,300	91,805

Canada - 0.0%
BioteQ Environmental Tech, Inc.*	1,253	417

Cayman Islands - 0.4%
Consolidated Water Co., Inc.	1,254	13,606

China - 0.0%
Bio-Treat Technology Ltd.*	40,000	922

Finland - 0.5%
Uponor Oyj	1,709	15,905

France - 8.3%
Suez Environnement SA*	11,383	167,129
Veolia Environnement	4,629	96,277
		263,406

Hong Kong - 0.9%
Guangdong Investment Ltd.	72,000	29,394

Italy - 4.3%
ACEA SpA	3,753	44,797
Hera SpA	56,117	92,153
		136,950

Japan - 8.5%
Ebara Corp.*	29,000	64,251
Kurita Water Industries Ltd.	5,100	97,957
Nitto Denko Corp.	1,700	34,847
Toray Industries, Inc.	18,000	72,841
		269,896

Netherlands - 2.2%
Arcadis NV	3,358	40,436
Wavin NV	9,558	31,328
		71,764

Philippines - 1.8%
Manila Water Co., Inc.	255,800	58,312

Equity Securities - Cont'd	Shares	Value
Singapore - 1.2%
Asia Water Technology Ltd.	3,000	$187
Darco Water Technologies Ltd.	35,000	933
Hyflux Ltd.	30,000	32,583
Sinomem Technology Ltd.*	87,000	5,727
		39,430
Sweden - 0.5%
Cardo AB	900	$15,147

Switzerland - 2.9%
Geberit AG	1,045	93,660

United Kingdom - 11.2%
Hydro International plc	294	462
Northumbrian Water Group plc	12,294	38,311
Pennon Group plc	13,370	77,001
Severn Trent plc	8,146	115,098
United Utilities Group plc	18,591	128,339
		359,211

United States - 45.4%
Agilent Technologies, Inc.*	7,753	119,164
American States Water Co.	430	15,618
American Water Works Co., Inc.	5,119	98,489
Aqua America, Inc.	3,294	65,880
Badger Meter, Inc.	1,500	43,335
California Water Service Group	377	15,781
Energy Recovery, Inc.*	3,960	30,096
Flowserve Corp.	1,548	86,874
Franklin Electric Co., Inc.	421	9,317
Insituform Technologies, Inc.*	3,294	51,518
Itron, Inc.*	1,519	71,925
Layne Christensen Co.*	3,056	49,110
Met-Pro Corp.	551	4,491
Millipore Corp.*	990	56,836
Mueller Water Products, Inc.	27,539	90,879
Nalco Holding Co.	5,020	65,611
Northwest Pipe Co.*	337	9,594
Pall Corp.	5,217	106,583
Pentair, Inc.	6,819	147,768
Roper Industries, Inc.	4,150	176,168
Tetra Tech, Inc.*	4,250	86,615
Valmont Industries, Inc.	293	14,711
Watts Water Technologies, Inc.	1,662	32,509
		1,448,872

Total Equity Securities (Cost $3,272,427)		2,929,385

TOTAL INVESTMENTS (Cost $3,272,427) - 91.7%		2,929,385
Other assets and liabilities, net - 8.3%		264,279
Net Assets - 100%		$3,193,664

* Non-income producing security.

Abbreviations:
ADR: American Depository Receipts

See notes to financial statements.

Statements of Assets and Liabilities
March 31, 2009
Assets	Global Alternative Energy Fund	Global Water Fund
Investments in securities, at value
(Cost $232,869,760 and $3,272,427, respectively) -
see accompanying schedules	$149,146,653	$2,929,385
Cash	192,680	202,084
Cash denominated in foreign currencies
(Cost $901,255 and $4,822, respectively)	912,774	4,858
Receivable for shares sold	1,042,055	45,594
Interest and dividends receivable	93,672	4,289
Tax reclaim receivable	21,785	--
Receivable from Calvert Asset Management Company, Inc.	--	4,306
Other assets	13,338	25,937
Total assets	151,422,957	3,216,453

Liabilities
Payable for securities purchased	793,568	--
Payable for shares redeemed	161,673	--
Payable to Calvert Asset Management Company, Inc.	134,754	--
Payable to Calvert Administrative Services Company	40,416	835
Payable to Calvert Shareholder Services, Inc.	15,590	372
Payable to Calvert Distributors, Inc.	42,907	701
Accrued expenses and other liabilities	95,669	20,881
Total liabilities	1,284,577	22,789
Net Assets	$150,138,380	$3,193,664

Net Assets Consist of:
Paid in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Global Alternative Energy Fund:
Class A: 16,164,769 shares outstanding	$257,192,074
Class C: 3,425,787 shares outstanding	54,893,163
Class I: 935,891 shares outstanding	11,125,017
Global Water Fund:
Class A: 285,282 shares outstanding		$3,437,443
Class C: 19,663 shares outstanding		206,555
Class Y: 762.32 shares outstanding		9,000
Undistributed net investment income (loss)	(984,335)	(3,865)
Accumulated net realized gain (loss) on investments	(88,356,699)	(112,415)
Net unrealized appreciation (depreciation) on investments	(83,730,840)	(343,054)

Net Assets	$150,138,380	$3,193,664

Net Asset Value Per Share:
Global Alternative Energy Fund:
Class A (based on net assets of $118,453,045)	$7.33
Class C (based on net assets of $24,771,792)	$7.23
Class I (based on net assets of $6,913,543)	$7.39
Global Water Fund:
Class A (based on net assets of $2,981,242)		$10.45
Class C (based on net assets of $204,476)		$10.40
Class Y (based on net assets of $7,946)		$10.42

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2009
Net Investment Income	Global Alternative Energy Fund	Global Water Fund
Investment Income:
Dividend income (net of foreign taxes withheld of $18,183 and $441, respectively)	$622,263	$14,417
Interest income	519	--
Total investment income	622,782	14,417

Expenses:
Investment advisory fees	728,472	9,677
Transfer agency fees and expenses	414,626	11,834
Administrative fees	248,901	3,387
Distribution Plan expenses:
Class A	144,517	2,311
Class C	120,087	390
Directors' fees and expenses	15,909	1,990
Custodian fees	85,181	39,617
Registration fees	18,474	24,497
Reports to shareholders	112,197	2,561
Professional fees	18,018	9,116
Accounting fees	11,015	124
Miscellaneous	11,208	5,502
Total expenses	1,928,605	111,006
Reimbursement from Advisor:
Class A	(395,506)	(67,101)
Class C	(64,150)	(10,389)
Class I	(7,630)	--
Class Y	--	(9,463)
Fees paid indirectly	(2,753)	(5,771)
Net expenses	1,458,566	18,282

Net Investment Income (Loss)	(835,784)	(3,865)

Realized and Unrealized
Gain (Loss)
Net realized gain (loss) on:
Investments	(74,431,406)	(111,165)
Foreign Currency Transactions	(60,872)	(1,250)
	(74,492,278)	(112,415)

Changes in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	(13,776,715)	(343,064)
Assets and liabilities denominated in foreign currencies	(69,171)	10
	(13,845,886)	(343,054)

Net Realized and Unrealized
Gain (Loss)	(88,338,164)	(455,469)

Increase (Decrease) in Net Assets
Resulting From Operations	($89,173,948)	($459,334)

See notes to financial statements.

Global Alternative Energy Fund
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	($835,784)	($1,802,121)
Net realized gain (loss)	(74,492,278)	(13,929,891)
Change in unrealized appreciation or (depreciation)	(13,845,886)	(71,608,322)

Increase (Decrease) in Net Assets
Resulting From Operations	(89,173,948)	(87,340,334)

Capital share transactions:
Shares sold:
Class A Shares	41,300,510	253,605,699
Class C Shares	8,356,339	53,789,563
Class I Shares	3,745,628	4,941,950
Redemption fees:
Class A Shares	8,577	128,683
Class C Shares	760	2,946
Shares redeemed:
Class A Shares	(24,995,789)	(37,543,173)
Class C Shares	(4,964,305)	(3,416,764)
Class I Shares	(252,964)	(185,980)
Total capital share transactions	23,198,756	271,322,924

Total Increase (Decrease) in Net Assets	(65,975,192)	183,982,590

Net Assets
Beginning of period	216,113,572	32,130,982
End of period (including net investment
loss of $984,335 and $148,551, respectively)	$150,138,380	$216,113,572

Capital Share Activity
Shares sold:
Class A Shares	5,321,513	14,737,719
Class C Shares	1,104,574	3,102,752
Class I Shares	498,929	292,250
Shares redeemed:
Class A Shares	(3,241,642)	(2,337,166)
Class C Shares	(650,001)	(224,099)
Class I Shares	(32,658)	(10,784)
Total capital share activity	3,000,715	15,560,672

See notes to financial statements.

Global Water Fund
Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2009	From Inception September 30, 2008 Through September 30, 2008
Operations:
Net investment income (loss)	($3,865)	$--
Net realized gain (loss)	(112,415)	--
Change in unrealized appreciation or (depreciation)	(343,054)	--

Increase (Decrease) in Net Assets
Resulting From Operations	(459,334)	--

Capital share transactions:
Shares sold:
Class A Shares	2,537,790	1,000,000
Class C Shares	211,711	1,000
Class Y Shares	8,000	1,000
Redemption fees:
Class A Shares	40	--
Shares redeemed:
Class A Shares	(100,387)	--
Class C Shares	(6,156)	--
Total capital share transactions	2,650,998	1,002,000

Total Increase (Decrease) in Net Assets	2,191,664	1,002,000

Net Assets
Beginning of period	1,002,000	--
End of period (including undistributed net investment
loss of $3,865 and $0, respectively)	$3,193,664	$1,002,000

Capital Share Activity
Shares sold:
Class A Shares	227,850	66,667
Class C Shares	20,143	67
Class Y Shares	695	67
Shares redeemed:
Class A Shares	(9,235)	--
Class C Shares	(547)	--
Total capital share activity	238,906	66,801

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Global Alternative Energy Fund and The Calvert Global Water Fund (the "Funds," each a "Fund"), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operation of each series is accounted for separately. The Global Alternative Energy Fund began operations on May 31, 2007. The Global Water Fund began operations on September 30, 2008. Each Fund offers three classes of shares of capital stock, Global Alternative Energy offers Class A, C and I shares and Global Water offers Class A, C and Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C in Global Alternative Energy shares began operations on July 31, 2007. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class I and Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Funds have retained a third party fair value pricing service to quantitatively analyze the price movement of their holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters. On March 31, 2009, price movements for each Fund exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2009, no securities were fair valued in good faith under the direction of the Board of Directors.

Effective October 1, 2008, the Funds adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds' investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Funds' policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Funds' net assets as of March 31, 2009:

Global Alternative Energy Valuation Inputs	Investments in Securities
Level 1 -- Quoted Prices	$52,962,917
Level 2 -- Other Significant Observable Inputs	96,183,736*
Level 3 -- Significant Unobservable Inputs	--
Total	$149,146,653

Global Water Valuation Inputs	Investments in Securities
Level 1 -- Quoted Prices	$1,555,349
Level 2 -- Other Significant Observable Inputs	1,374,036*
Level 3 -- Significant Unobservable Inputs	--
Total	$2,929,385

*Includes certain securities trading primarily outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Funds are subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Funds' federal tax returns for any prior open fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 1.00% of each Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010. The contractual expense cap is 1.85% for Class A and 2.85% for Class C of each Fund, 1.40% for Class I (Global Alternative Energy) and 1.60% for Class Y (Global Water). For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Global Alternative Energy incurred interest expense of $4,449 or .01% of net assets, which was excluded from the expense cap. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A and Class C of each Fund as well as 0.35% for Class Y shares (Global Water) and .15% for Class I shares (Global Alternative Energy), based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and Class C, respectively. The amount actually paid by each Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I and Class Y shares do not have Distribution Plan expenses.

The Distributor received $108,969 and $7,334 as its portion of commissions charged on sales of Global Alternative Energy and Global Water's Class A shares respectively, for the six months ended March 31, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $89,118 and $1,281 for the six months ended March 31, 2009 for Global Alternative Energy and Global Water, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Global Alternative Energy	Global Water
Purchases	$77,817,494	$3,715,829
Sales	61,110,527	332,237

The following table presents the cost of investments owned at March 31, 2009 for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at March 31, 2009.

	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Unrealized Appreciation	Unrealized (Depreciation)
Global Alternative Energy	$264,333,152	($115,186,499)	$1,466,489	($116,652,988)
Global Water	3,358,602	(429,217)	23,547	(452,764)

Note D -- Line of Credit

A financing agreement is in place with certain Calvert Group Funds (except for the Calvert Global Water Fund) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. Global Water does not participate in the agreement. The Global Alternative Energy Fund had no loans outstanding pursuant to this line of credit at March 31, 2009. For the six months ended March 31, 2009, borrowings by the Global Alternative Energy Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$99,991	3.28%	$4,019,703	October 2008

Global Alternative Energy Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009 (z)	2008 (z)	2007^ (z)
Net asset value, beginning	$12.35	$16.35	$15.00
Income from investment operations
Net investment income	(.04)	(.15)	(.05)
Net realized and unrealized gain (loss)	(4.98)	(3.85)	1.40
Total from investment operations	(5.02)	(4.00)	1.35
Total increase (decrease) in net asset value	(5.02)	(4.00)	1.35
Net asset value, ending	$7.33	$12.35	$16.35

Total return*	(40.65%)	(24.46%)	9.00%
Ratios to average net assets: A
Net investment income	(1.00%) (a)	(.89%)	(1.04%) (a)
Total expenses	2.54% (a)	2.23%	4.94% (a)
Expenses before offsets	1.86% (a)	1.86%	1.88% (a)
Net expenses	1.86% (a)	1.85%	1.85% (a)
Portfolio turnover	41%	54%	2%
Net assets, ending (in thousands)	$118,453	$173,942	$27,537

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2009 (z)	2008 (z)	2007^^ (z)
Net asset value, beginning	$12.23	$16.36	$15.66
Income from investment operations
Net investment income	(.08)	(.30)	(.05)
Net realized and unrealized gain (loss)	(4.92)	(3.83)	.75
Total from investment operations	(5.00)	(4.13)	.70
Total increase (decrease) in net asset value	(5.00)	(4.13)	.70
Net asset value, ending	$7.23	$12.23	$16.36

Total return*	(40.88%)	(25.24%)	4.47%
Ratios to average net assets: A
Net investment income	(2.01%) (a)	(1.86%)	(2.23%) (a)
Total expenses	3.39% (a)	2.98%	7.70% (a)
Expenses before offsets	2.86% (a)	2.86%	2.88% (a)
Net expenses	2.86% (a)	2.85%	2.85% (a)
Portfolio turnover	41%	54%	1%
Net assets, ending (in thousands)	$24,772	$36,348	$1,515

See notes to financial highlights.

Global Alternative Energy Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2009 (z)	2008 (z)	2007^ (z)
Net asset value, beginning	$12.40	$16.37	$15.00
Income from investment operations
Net investment income	(.02)	(.09)	(.03)
Net realized and unrealized gain (loss)	(4.99)	(3.88)	1.40
Total from investment operations	(5.01)	(3.97)	1.37
Total increase (decrease) in net asset value	(5.01)	(3.97)	1.37
Net asset value, ending	$7.39	$12.40	$16.37

Total return*	(40.40%)	(24.25%)	9.13%
Ratios to average net assets: A
Net investment income	(.49%) (a)	(.53%)	(.68%) (a)
Total expenses	1.66% (a)	1.76%	5.02% (a)
Expenses before offsets	1.41% (a)	1.41%	1.43% (a)
Net expenses	1.41% (a)	1.40%	1.40% (a)
Portfolio turnover	41%	54%	2%
Net assets, ending (in thousands)	$6,914	$5,824	$3,080

See notes to financial highlights.

Global Water Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class A Shares	2009	2008^^^
Net asset value, beginning	$15.00	$15.00
Income from investment operations
Net investment income	(.01)	--
Net realized and unrealized gain (loss)	(4.54)	--
Total from investment operations	(4.55)	--
Total increase (decrease) in net asset value	(4.55)	--
Net asset value, ending	$10.45	$15.00

Total return*	(30.33%)	--
Ratios to average net assets: A
Net investment income	(37%) (a)	--
Total expenses	9.71% (a)	--
Expenses before offsets	2.45% (a)	--
Net expenses	1.85% (a)	--
Portfolio turnover	17%	--
Net assets, ending (in thousands)	$2,981	$1,000

	Periods Ended
	March 31,	September 30,
Class C Shares	2009	2008^^^
Net asset value, beginning	$15.00	$15.00
Income from investment operations
Net investment income	(.02)	--
Net realized and unrealized gain (loss)	(4.58)	--
Total from investment operations	(4.60)	--
Total increase (decrease) in net asset value	(4.60)	--
Net asset value, ending	$10.40	$15.00

Total return*	(30.67%)	--
Ratios to average net assets: A
Net investment income	(1.18%) (a)	--
Total expenses	30.06% (a)	--
Expenses before offsets	3.45% (a)	--
Net expenses	2.85% (a)	--
Portfolio turnover	17%	--
Net assets, ending (in thousands)	$204	$1

See notes to financial highlights.

Global Water Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class Y Shares	2009	2008^^^
Net asset value, beginning	$15.00	$15.00
Income from investment operations
Net investment income	(.02)	--
Net realized and unrealized gain (loss)	(4.56)	--
Total from investment operations	(4.58)	--
Total increase (decrease) in net asset value	(4.58)	--
Net asset value, ending	$10.42	$15.00

Total return*	(30.53%)	--
Ratios to average net assets: A
Net investment income	(.43%) (a)	--
Total expenses	222.10% (a)	--
Expenses before offsets	2.20% (a)	--
Net expenses	1.60% (a)	--
Portfolio turnover	17%	--
Net assets, ending (in thousands)	$8	$1

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ From May 31, 2007, inception.

^^ From July 31, 2007, inception.

^^^ From September 30, 2008, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that each Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory and Investment Subadvisory Contracts

At a meeting held on December 2, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Global Alternative Energy Fund. Global Water Fund's agreements were previously approved in September 2008.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicates that the Fund's performance was below the median of its peer group for the one-year period ended June 30, 2008. The data also indicated that the Fund underperformed its Lipper index for the same one-year period. The Board took into account management's discussion of the Fund's performance and the factors that contributed to such underperformance. The Board noted the Advisor's continued monitoring of the Fund's performance. The Board also noted the short period of time that the Fund has been in operation. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Fund's performance.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-year period ended June 30, 2008 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weights to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Fund's performance; and (f) the Fund 's advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

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Branch Office
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Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High-Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: May 28, 2009

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: May 28, 2009